VANGUARD(R) U.S. GROWTH FUND

ANNUAL REPORT

AUGUST 31, 2002

THE VANGUARD GROUP(R) LOGO

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior,we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

[PICTURE OF BRENNAN]
/S/ JOHN J. BRENNAN
--John J. Brennan
Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard U.S. Growth Fund returned -28.1% during the 12 months ended August 31, 2002.

* Our poor relative result was due to some poor stock selection by the fund's investment adviser, exacerbated by an already-difficult market environment.

* Vanguard remains confident in the fund's investment strategy and in its investment adviser.
--------------------------------------------------------------------------------
CONTENTS

   1    Letter from the Chairman
   6    Notice to Shareholders
   7    Report from the Adviser
  10    Fund Profile
  11    Glossary of Investment Terms
  12    Performance Summary
  14    Your Fund's After-Tax Returns
  15    Financial Statements

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,

The Investor Shares of Vanguard(R) U.S. Growth Fund returned -28.1% during the 12 months ended August 31, 2002. It was the second consecutive fiscal year of steep declines for large-capitalization growth stocks and of poor results for our fund.

     The fund's disappointing performance stemmed both from the tough environment--the worst bear market for U.S. stocks in 30 years--and from some poor stock selection. However, we remain confident in our investment adviser, Alliance Capital Management, which began managing the fund in June 2001. The Alliance team has substantial investment experience and a disciplined investment process. We thank our shareholders for sticking with us through this difficult period.

------------------------------------
2002 TOTAL RETURNS FISCAL YEAR ENDED
                           AUGUST 31
------------------------------------
U.S. Growth Fund
  Investor Shares             -28.1%
  Admiral Shares              -28.0
Average Large-Cap
  Growth Fund*                -22.6
Russell 1000 Growth Index     -22.2
Wilshire 5000 Index           -16.6
------------------------------------
*Derived from data provided by Lipper Inc.


     The table above presents the total returns (capital change plus reinvested dividends) for our fund, the average large-cap growth mutual fund, and two unmanaged market indexes. The fund's primary index benchmark, representing the universe of large-cap U.S. growth stocks, is the Russell 1000 Growth Index. The Wilshire 5000 Total Market Index is a broad measure of the entire U.S. market,including growth and value stocks of all sizes.

     Information on the fund's distributions during the period and its starting and ending net asset values is presented in the table on page 5. If you own Vanguard U.S. Growth Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 14.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

SLUGGISH ECONOMY, UNPRECEDENTED SHOCKS
PLAGUED STOCKS

The past 12 months were perhaps the toughest stretch so far in the stock market downturn that began in March 2000. It was an extraordinarily volatile period, with weeks of harrowing declines punctuated by percussive rallies. As the table above shows, the broad U.S. stock market, represented by the Wilshire 5000 Index, ultimately returned -16.6%. (Since its peak in March 2000, the stock market has declined -41.3%.) Although most sectors of the market, both at home and abroad, registered declines, small-cap stocks and value issues did better than large growth stocks.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED AUGUST 31, 2002
                                               ---------------------------------
                                                 ONE          THREE         FIVE
STOCKS                                          YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
Russell 1000 Index (Large-caps)               -17.5%          -9.6%         1.8%
Russell 2000 Index (Small-caps)               -15.4           -1.7         -0.3
Wilshire 5000 Index (Entire market)           -16.6           -9.3          1.2
MSCI All Country World Index Free
  ex USA (International)                      -13.1          -10.1         -2.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     8.1%           9.3%         7.8%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index             6.8            7.9          6.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      2.1            4.3          4.5
================================================================================
CPI
Consumer Price Index                            1.8%           2.6%         2.4%
--------------------------------------------------------------------------------

     Neither the economic climate nor the psychological climate gave stock prices any support. After a brief recession, economic growth resumed in the fourth quarter of 2001, but by mid-2002, the recovery seemed to be sluggish, raising concern about corporate America's earnings prospects.

     The psychological environment was especially tough. The September 2001 terrorist attacks marked an unprecedented blow to the nation's sense of security, while geopolitical tensions simmered to a boil in Asia and the Middle East. Within the financial markets, accounting fraud at several high-profile companies raised doubts among investors about the integrity of corporate financial statements.

* BOND INVESTORS BENEFITED FROM A FLIGHT TO SAFETY

In this unsettled environment, investors placed a premium on credit quality, which meant good returns from government bonds, particularly U.S. Treasury bonds. Investor demand drove bond prices--and total returns--higher. During your fund's 2002 fiscal year, the Lehman Brothers Aggregate Bond Index, a barometer of the investment-grade taxable bond market, returned 8.1%.

--------------------------------------------------------------------------------
Demand--and  prices--rose  for  issues  with top  credit  quality.  Yields  fell sharply.
--------------------------------------------------------------------------------

     The flip side of rising bond prices is declining bond yields. During the period, the yield of the benchmark 10-year U.S. Treasury note declined by 69 basis points (0.69 percentage point) to 4.14%, its lowest point since November 1964. The yield of the 3-month U.S. Treasury bill, a proxy for money market rates, fell 169 basis points (1.69 percentage points) to 1.67%.

FOR THE U.S. GROWTH FUND, THE START OF 2002 WAS ESPECIALLY DIFFICULT

As noted, Vanguard U.S. Growth Fund returned -28.1% during the 12 months ended August 31. Obviously poor in absolute terms, our result was also weak in relation to our comparative standards: The average large-cap growth mutual fund returned -22.6%, and the Russell 1000 Growth Index returned -22.2%.

     Our performance relative to that of our peers was volatile during the year. The fund performed reasonably well, on balance, at the beginning of the period. Despite a sharp decline in September, we recorded a solid gain for the final four months of 2001. During this stretch, the fund outpaced its average peer and its index benchmarks. Unfortunately, we surrendered this advantage--and then some--in 2002.

--------------------------------------------------------------------------------
Our investment approach creates the opportunity for above-market returns, but it also exposes the fund to performance shortfalls.
--------------------------------------------------------------------------------

     The first two months of the year proved to be very difficult, primarily because of the poor performance of several individual holdings in the fund. As noted in our report to you six months ago, three companies in which we held sizable stakes (Tyco International, a conglomerate; AT&T Wireless Services; and AES, an independent power producer) plunged in price.

     The dramatic impact that a few stocks had on the fund's performance illustrates the risk of holding relatively concentrated positions in one market segment, as your fund does. While a very broadly diversified equity fund typically holds hundreds of stocks, the U.S. Growth Fund typically invests in fewer than 60, all of them large-cap growth issues. Our fund has historically taken sizable positions in some stocks; as of August 31, for example, more than 40% of the fund's assets were invested in its top-ten holdings. Such an investment approach creates the opportunity for above-market returns, but it also exposes the fund to the kinds of performance shortfalls we experienced in the last two fiscal years.

RECENT RESULTS HURT OUR LONG-TERM PERFORMANCE RECORD

We believe that investment performance should be measured over the long haul, and we're committed to delivering competitive long-term returns. Unfortunately, the poor results of the last two years have seriously dented the long-term record of the U.S. Growth Fund.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   TEN YEARS ENDED
                                                                AUGUST 31, 2002
                                                 -------------------------------
                                                  AVERAGE         FINAL VALUE OF
                                                   ANNUAL              A $10,000
                                                   RETURN     INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD U.S. GROWTH FUND
  INVESTOR SHARES                                    4.3%                $15,282
Average Large-Cap Growth Fund                        8.7                  22,984
Russell 1000 Growth Index                            8.0                  21,571
Wilshire 5000 Index                                 10.0                  25,870
--------------------------------------------------------------------------------

     The adjacent table presents the average annual returns for the fund's Investor

Shares, its average peer, and its benchmark indexes during the ten years ended August 31, 2002. (We did not begin offering Admiral Shares for the fund until August 2001.) The table also presents the results of hypothetical $10,000 investments made a decade ago.

     Across  the  past  decade,   our  fund's   average  annual  return  (+4.3%)
significantly lagged the returns of both the average large-cap growth fund (+8.7%) and the Russell 1000 Growth Index (+8.0%). These results show just how quickly the fortunes of your fund and the stock market can change. When we reported to you on the fund's long-term performance just two years ago, the fund's 10-year average return was 21.1%, just behind the 21.6% return of its average peer, and 2 percentage points ahead of the 19.1% average return of the Wilshire 5000 Index.

WHY WE ARE CONFIDENT IN THE FUND AND ITS ADVISER

We remain optimistic that the U.S. Growth Fund will serve long-term investors well. Alliance Capital Management has been the fund's investment adviser for little more than a year, but the portfolio managers are true market veterans (John Blundin has been with Alliance since 1972 and Christopher Toub since
1992). They and the Alliance team have an excellent long-term track record in managing money with the same methods now employed for your fund.

--------------------------------------------------------------------------------
We remain optimistic that the U.S. Growth Fund will serve long-term investors well. The fund sports solid management and low operating costs.
--------------------------------------------------------------------------------

     In addition to solid management, the fund sports low operating costs. Investor Shares carry an expense ratio--annual operating costs as a percentage of average net assets--of 0.50%, or $5.00 per $1,000 in assets. That's less than one-third the 1.52% ($15.20 per $1,000) charged by the average large-cap growth fund, according to Lipper Inc. The importance of costs isn't always evident in the short term, especially in periods of extreme performance. But in the long run, differences in the cost of investing play a major role in shaping returns. At Vanguard, we aim to make sure that our shareholders always have low costs on their side.

THE ROLE OF THE FUND IN YOUR PORTFOLIO

We have said innumerable times that investors should maintain broadly diversified portfolios containing stock funds, bond funds, and short-term investments in proportion to their goals, time horizon, and risk tolerance. The last two years amply demonstrate why we've been repeating ourselves--in good markets and bad. Diversification is vital to a good investment program; it can soften the blow when bear markets set in, making it easier to stick with a long-term financial plan.

     Vanguard U.S. Growth Fund provides low-cost exposure to large-cap growth stocks, an important part of the overall market. But we advocate having stakes in smaller growth stocks and in value stocks, too. And we encourage investors not yet in retirement to keep stocks as part of their regular investment program, despite the market's long downturn.

     If you maintain a balanced, diversified portfolio and continue investing through bad times and good, you will have taken a big step toward a comfortable retirement or toward successfully realizing any other long-term investment objectives you may have.

Sincerely,

/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 12, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE             AUGUST 31, 2001-AUGUST 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                  STARTING         ENDING       INCOME   CAPITAL
                               SHARE PRICE    SHARE PRICE    DIVIDENDS     GAINS
--------------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares                  $ 18.00        $ 12.92      $ 0.036   $ 0.000
  Admiral Shares                     46.59          33.46        0.131     0.000
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS

There will be a special meeting of shareholders on December 3, 2002, in Charlotte, North Carolina, to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.

     The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, Vanguard.com, or by calling Vanguard at 1-800-992-0833.

     Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by a toll-free telephone call, or online--the statement provides details.

REPORT FROM THE ADVISER

During the 12 months ended August 31, 2002, the Investor Shares of Vanguard U.S. Growth Fund returned -28.1%, versus a return of -22.2% for the Russell 1000 Growth Index. Our posture in the portfolio was not defensive enough, as we failed to anticipate the degree to which this period would be marked by significant volatility and uncertainty, and that it would be even harder than usual to forecast economic growth or corporate profits. In addition, we made several stock errors that significantly detracted from performance during the fiscal year.

THE INVESTMENT ENVIRONMENT

Despite an improving business outlook, stock investors continued to be risk-averse--partly out of concern about slow economic growth, questionable corporate earnings, and uncertain global political developments. A withdrawal of funds from the U.S. equity market during the period, driven by domestic as well as offshore investors, put downward pressure on the dollar. The Securities and Exchange Commission took a step toward boosting investor confidence by requiring the CEOs and CFOs of most large companies to certify their companies' financial results.

OUR SHORTFALLS

Tyco International, a position we eliminated due to concerns about management credibility and the deteriorating fundamentals in a few of its segments, was a major detractor from our performance in fiscal 2002. We also eliminated our holdings in the power distributor AES due to a sharp downward revision in its earnings expectations over the next several years. Within the wireless telecommunications segment, during the past six months we significantly reduced our position in AT&T Wireless Services, which suffered from pricing pressures and disappointing subscriber growth. Liberty Media lagged, as a weak advertising market weighed on its earnings prospects. Although the share price of Wal-Mart Stores declined modestly during the 12-month period, it held up better than the overall result for companies in the Russell 1000 Growth Index. Because our position in Wal-Mart was underweight versus the index, it detracted from our relative performance.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

OUR SUCCESSES

While our results during the period were disappointing, we did have some successes, particularly with health care and consumer-oriented companies. Tenet Healthcare benefited from strong pricing trends and increased hospital admissions, and Cardinal Health, a leading distributor of pharmaceuticals and health care services, enjoyed strong prescription-drug growth--particularly in the generic-drug segment. Kohl's, a discount retailer that is pursuing a nationwide expansion plan, continued to report above-average growth in square footage and same-store sales. The Walgreen drugstore chain, also a significant contributor to our relative performance, benefited from the resilience in consumer spending.

THE FUND'S POSITIONING

The portfolio is balanced between defensive and cyclical growth companies. The emphasis has been primarily on companies that sustained growth during the recession and that continue to have strong prospects--companies such as Pfizer, Cardinal Health, American International Group, Kohl's, Tenet Healthcare, and Walgreen. Cyclical growth companies, particularly those in the technology sector, have been the weakest segment of the portfolio. In our view, however, the recovery in spending on information technology by businesses has been delayed, not canceled, and capital investment should follow the anticipated recovery in corporate profits over the next 12-18 months. Relative valuations between defensive and cyclical growth stocks have narrowed, and we believe that investors' focus is likely to shift at the margin from valuations to relative prospective earnings growth. Given our expectation for continued economic expansion and improving profitability, we continue to hold meaningful positions in stocks whose earnings have high sensitivity to a strengthening economy.

OUR OUTLOOK

While some investors are concerned about the possibility of a "double-dip" recession, in our view such a scenario is unlikely. Economic recoveries often decelerate after an initial surge generated by inventory rebuilding. The August employment report was not strong, but it showed a clear improving trend. Inflation continues to be low, and we should still see very strong gains in productivity in the third quarter. We also expect consumer spending to increase in the fourth quarter as a result of the surge in mortgage refinancings, which has been driven by record low mortgage rates and bond yields.

     Notwithstanding these positive trends, "CEO uncertainty" still weighs on investor sentiment. The nation's business leaders remain slow to hire new workers and to commit to additional capital spending. In our view, however, the combination of an accommodative monetary policy, a stimulative fiscal policy, robust liquidity flows, and relatively thin inventory positions indicate that this is not the time to become more negative either on the economy or on growth stocks. While no one can predict when market sentiment will improve, we remain very positive about the long-term outlook for the U.S. economy, and we anticipate year-over-year gains in the earnings of the companies listed in the Standard & Poor's 500 Index of perhaps 20% or more in the third and fourth quarters and about 14% in 2003.

     During periods of extreme risk aversion--the kind we've experienced for much of the past 18 months--it is common for companies with variable earnings streams to underperform as investors shun uncertainty (regardless of valuation) and instead pursue stable, defensive growth at ever-higher prices. Our long-term strategy is characterized by greater exposure to stocks with higher growth and earnings variability relative to the large-capitalization growth-stock universe. At this juncture, we believe that such "fast growers" are priced more attractively than their "steady-growth" counterparts. In the months ahead, we expect that the marketplace, too, will realize that the stage has been set for a strong snapback in relative performance for stocks that have somewhat less earnings visibility but significantly higher growth potential.


JOHN L. BLUNDIN, EXECUTIVE VICE PRESIDENT
CHRISTOPHER M. TOUB, EXECUTIVE VICE PRESIDENT
ALLIANCE CAPITAL MANAGEMENT L.P.

SEPTEMBER 17, 2002

FUND PROFILE AS OF AUGUST 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 11.


U.S. GROWTH FUND
----------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                     BEST        BROAD
                                      FUND           FIT*      INDEX**
----------------------------------------------------------------------
Number of Stocks                        53            575        5,772
Median Market Cap                   $69.1B         $56.8B       $27.4B
Price/Earnings Ratio                 29.4x          26.3x        24.4x
Price/Book Ratio                      3.1x           4.7x         2.7x
Yield                                                1.1%         1.6%
  Investor Shares                     0.3%
  Admiral Shares                      0.4%
Return on Equity                     23.9%          26.2%        21.6%
Earnings Growth Rate                 17.4%          14.6%         9.7%
Foreign Holdings                      2.8%           0.0%         0.3%
Turnover Rate                          53%             --           --
Expense Ratio                                          --           --
  Investor Shares                    0.50%
  Admiral Shares                     0.36%
Cash Investments                      0.9%             --           --
----------------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer, Inc.                            6.9%
  (pharmaceuticals)
Microsoft Corp.                         5.4
  (software)
Cardinal Health, Inc.                   4.6
  (pharmaceuticals)
American International Group, Inc.      4.5
  (insurance)
Johnson & Johnson                       4.2
  (pharmaceuticals)
Citigroup, Inc.                         4.1
  (banking)
Kohl's Corp.                            3.9
  (retail)
General Electric Co.                    3.5
  (conglomerate)
Viacom Inc. Class B                     3.3
  (media)
Comcast Corp.-Special Class A           3.2
  (telecommunications)
--------------------------------------------
Top Ten                                43.6%
--------------------------------------------

-------------------------------------------------------
VOLATILITY MEASURES
                              BEST                BROAD
                      FUND    FIT*      FUND    INDEX**
-------------------------------------------------------
R-Squared             0.94    1.00      0.89       1.00
Beta                  1.12    1.00      1.53       1.00
-------------------------------------------------------

--------------------------
INVESTMENT FOCUS

MARKET CAP           LARGE
STYLE               GROWTH
--------------------------

-------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                        BEST      BROAD
                              FUND      FIT*    INDEX**
-------------------------------------------------------
Auto & Transportation         0.3%      1.3%       2.8%
Consumer Discretionary       14.5      16.4       15.0
Consumer Staples              5.6      11.0        7.8
Financial Services           19.6      12.9       23.0
Health Care                  27.1      26.0       13.9
Integrated Oils               0.0       0.1        3.8
Other Energy                  0.6       1.0        2.0
Materials & Processing        0.0       0.9        3.8
Producer Durables             2.3       2.7        3.8
Technology                   20.2      19.5       12.4
Utilities                     6.2       0.5        6.5
Other                         3.6       7.7        5.2
-------------------------------------------------------


                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

*Russell 1000 Growth Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF AUGUST 31, 2002

All of the data on this page and the following page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


U.S. GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 1992-AUGUST 31, 2002

                U.S.           AVERAGE
         GROWTH FUND         LAREG-CAP   RUSSELL 1000            WILSHIRE
     INVESTOR SHARES      GROWTH FUND*   GROWTH INDEX          5000 INDEX

199208         10000             10000          10000               10000
199211         10625             10941          10714               10667
199302         10175             10872          10528               11035
199305         10016             11187          10662               11351
199308         10169             11759          10801               11842
199311         10348             11738          10946               11867
199402         10654             12242          11185               12182
199405         10527             11736          10856               11857
199408         10878             12289          11503               12407
199411         10724             11759          11243               11913
199502         11601             12358          12164               12826
199505         12750             13459          13240               13948
199508         13353             15002          14338               15131
199511         15005             15743          15592               16209
199602         16137             16519          16503               17212
199605         16862             17486          17551               18317
199608         16728             16973          16972               17736
199611         19413             19370          19693               20197
199702         20176             19823          20522               21028
199705         21686             21315          22194               22461
199708         22166             23187          23653               24348
199711         23540             23885          24915               25742
199802         26502             26630          27899               28279
199805         27817             27652          28578               29247
199808         25270             24629          25606               24998
199811         30772             30002          32055               30414
199902         33511             34244          35307               32333
199905         33288             35096          36071               34420
199908         34715             36667          37982               34715
199911         38185             41027          42149               37162
200002         39442             47503          46519               39183
200005         39489             44298          45086               37974
200008         46271             51143          50689               41660
200011         33552             38734          37277               34989
200102         26563             33622          32040               33470
200105         25713             33954          31692               34124
200108         21250             29684          27716               31000
200111         22266             29701          28780               31147
200202         19599             27473          27047               30669
200205         17967             26702          25077               30091
200208         15282             22984          21571               25870
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED AUGUST 31, 2002
                                      ------------------------------ FINAL VALUE
                                       ONE       FIVE        TEN    OF A $10,000
                                      YEAR      YEARS      YEARS      INVESTMENT
--------------------------------------------------------------------------------
U.S. Growth Fund Investor Shares   -28.09%     -7.17%      4.33%         $15,282
Average Large-Cap Growth Fund*     -22.57      -0.18       8.68           22,984
Russell 1000 Growth Index          -22.17      -1.83       7.99           21,571
Wilshire 5000 Index                -16.55       1.22       9.97           25,870
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                          ONE           SINCE      OF A $250,000
                                         YEAR     INCEPTION**         INVESTMENT
--------------------------------------------------------------------------------
U.S. Growth Fund Admiral Shares       -27.99%         -31.63%           $167,743
Russell 1000 Growth Index             -22.17          -25.90             182,526
--------------------------------------------------------------------------------

-------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 1992-AUGUST 31, 2002

            U.S. GROWTH FUND       RUSSELL 1000
             INVESTOR SHARES       GROWTH INDEX

1993                     1.7                8.0
1994                     7.0                6.5
1995                    22.8               24.6
1996                    25.3               18.4
1997                    32.5               39.4
1998                    14.0                8.3
1999                    37.4               48.3
2000                    33.3               33.5
2001                   -54.1              -45.3
2002                   -28.1              -22.2
-------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**August 13, 2001.

Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                             TEN YEARS
                                          ONE    FIVE  -------------------------
                      INCEPTION DATE     YEAR   YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares           1/6/1959  -32.62%  -6.05%     4.43%    0.88%  5.31%
  Admiral Shares           8/13/2001  -28.45*     --        --       --     --
--------------------------------------------------------------------------------
*Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED AUGUST 31, 2002

                                           ONE YEAR     FIVE YEARS    TEN YEARS
                                         ---------------------------------------
U.S. GROWTH FUND
  INVESTOR SHARES
  Returns Before Taxes                      -28.09%         -7.17%         4.33%
  Returns After Taxes on Distributions      -28.14          -8.69          2.93
  Returns After Taxes on Distributions
     and Sale of Fund Shares                -17.23          -4.60          3.96
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                       AS OF AUGUST 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.1%)
--------------------------------------------------------------------------------
AUTO & Transportation (0.3%)
  Harley-Davidson, Inc.                           430,800       $        21,208
                                                                ----------------
CONSUMER DISCRETIONARY (14.3%)
* Kohl's Corp.                                  3,645,075               254,135
* Viacom Inc. Class B                           5,353,474               217,886
  Home Depot, Inc.                              5,451,475               179,517
  Wal-Mart Stores, Inc.                         3,307,700               176,896
* Bed Bath & Beyond, Inc.                       1,723,620                55,259
* Liberty Media Corp.                           6,473,435                54,118
                                                                ----------------
                                                                $       937,811
                                                                ----------------
CONSUMER STAPLES (5.6%)
  Walgreen Co.                                  4,666,890               162,174
  Procter & Gamble Co.                          1,357,400               120,334
  Anheuser-Busch Cos., Inc.                     1,062,200                56,467
  Colgate-Palmolive Co.                           481,400                26,260
                                                                ----------------
                                                                $       365,235
                                                                ----------------
FINANCIAL SERVICES (19.4%)
  American International
    Group, Inc.                                 4,655,852               292,388
  Citigroup, Inc.                               8,145,300               266,759
  Morgan Stanley                                3,391,170               144,871
  MBNA Corp.                                    6,143,400               124,097
  The Goldman Sachs Group, Inc.                 1,520,600               117,542
  J.P. Morgan Chase & Co.                       3,692,965                97,494
  Fannie Mae                                    1,144,900                86,761
  Merrill Lynch & Co., Inc.                     1,466,495                53,116
  First Data Corp.                              1,185,200                41,186
  Bank One Corp.                                  817,900                33,493
* Affiliated Computer
   Services, Inc. Class A                         293,400                13,056
                                                                ----------------
                                                                $     1,270,763
                                                                ----------------
HEALTH CARE (26.9%)
  BIOTECH RESEARCH & Production (2.0%)
* Amgen, Inc.                                   2,953,150               132,980

DRUGS & Pharmaceuticals (18.0%)
  Pfizer, Inc.                                 13,638,545               451,163
  Cardinal Health, Inc.                         4,618,000               299,431
  Johnson & Johnson                             5,030,060               273,183
  Wyeth                                         3,568,400               152,728

ELECTRONICS--MEDICAL SYSTEMS (2.6%)

  Medtronic, Inc.                               4,078,625               167,958

HEALTH CARE FACILITIES (3.0%)

* Tenet Healthcare Corp.                        4,119,450               194,314

HEALTH CARE MANAGEMENT SERVICES (1.3%)

* WellPoint Health Networks Inc. Class A        1,156,800                86,031
                                                                ----------------
                                                                $     1,757,788
                                                                ----------------
OTHER ENERGY (0.6%)

* Noble Corp.                                   1,188,250       $        36,919
                                                                ----------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (2.3%)
* Applied Materials, Inc.                       4,207,908                56,218
  Nokia Corp. ADR                               4,023,000                53,466
  United Technologies Corp.                       639,300                37,968
                                                                ----------------
                                                                $       147,652
                                                                ----------------
TECHNOLOGY (20.0%)
* Microsoft Corp.                               7,175,230               352,160
* Dell Computer Corp.                           7,913,575               210,580
* Cisco Systems, Inc.                          12,739,900               176,065
  Intel Corp.                                   9,472,765               157,911
* Micron Technology, Inc.                       5,536,350                95,502
* Veritas Software Corp.                        4,571,900                74,019
* Flextronics International Ltd.                7,720,800                73,116
* Maxim Integrated Products, Inc.               1,831,191                57,884
  Texas Instruments, Inc.                       2,353,200                46,358
* Altera Corp.                                  3,289,550                35,231
* PeopleSoft, Inc.                              1,725,000                27,738
* Solectron Corp.                               1,253,185                 4,662
                                                                ----------------
                                                                $     1,311,226
                                                                ----------------
UTILITIES (6.2%)
* Comcast Corp.-Special
  Class A                                       8,870,740               211,390
* Cox Communications, Inc.
  Class A                                       3,244,900                83,881
* AT&T Wireless Services Inc.                  11,038,475                54,530
  Vodafone Group PLC ADR                        3,363,460                53,782
                                                                ----------------
                                                                $       403,583
                                                                ----------------
OTHER (3.5%)
General Electric Co.                            7,542,100               227,394
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $8,228,514)                           $     6,479,579
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
COLLATERALIZED BY U.S. GOVERNMENT
  Obligations in a Pooled
  Cash Account
  1.85%, 9/3/2002
  (COST $104,024)                              $  104,024               104,024
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%) (Cost $8,332,538)                          6,583,603
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     25,481
Liabilities                                                             (68,145)
                                                                ----------------
                                                                $       (42,664)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%) $6,540,939
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

----------------------------------------------------------
AT AUGUST 31, 2002, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                                   AMOUNT
                                                    (000)
----------------------------------------------------------
Paid-in Capital                              $ 14,567,421
Undistributed Net
Investment Income                                   2,530
Accumulated Net Realized Losses--Note E        (6,280,077)
Unrealized Depreciation--Note F (1,748,935)
----------------------------------------------------------
NET ASSETS                                   $  6,540,939
==========================================================

Investor Shares--Net Assets
Applicable to 423,596,824 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                  $  5,472,421
---------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES  $      12.92
=========================================================

Admiral Shares--Net Assets
Applicable to 31,931,795 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                  $  1,068,518
---------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES   $      33.46
=========================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                               U.S. GROWTH FUND
                                                     YEAR ENDED AUGUST 31, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                     $        55,569
  Interest                                                                2,859
  Security Lending                                                          432
--------------------------------------------------------------------------------
    Total Income                                                $        58,860
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                         11,597
The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      26,630
    Admiral Shares                                                        1,723
  Marketing and Distribution
    Investor Shares                                                       1,718
    Admiral Shares                                                           65
  Custodian Fees                                                            156
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies
    Investor Shares                                                         457
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                12
--------------------------------------------------------------------------------
    Total Expenses                                              $        42,370
    Expenses Paid Indirectly--Note D                                     (1,936)
--------------------------------------------------------------------------------
    Net Expenses                                                         40,434
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    18,426
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                         (1,794,386)
  Futures Contracts                                                         595
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                             (1,793,791)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                             (873,403)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $    (2,648,768)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         U.S. GROWTH FUND
                                             -----------------------------------
                                               YEAR ENDED            YEAR ENDED
                                            AUG. 31, 2002         AUG. 31, 2001
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                     $      18,426       $        19,005
  Realized Net Gain (Loss)                     (1,793,791)           (3,769,605)
  Change in Unrealized Appreciation
    (Depreciation)                               (873,403)           (8,475,797)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                  (2,648,768)          (12,226,397)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                               (17,699)              (23,172)
    Admiral Shares                                 (2,255)                   --
  Realized Capital Gain
    Investor Shares                                    --            (3,453,291)
    Admiral Shares                                     --                    --
--------------------------------------------------------------------------------
  Total Distributions                             (19,954)           (3,476,463)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
    Investor Shares                            (1,851,046)            3,042,117
    Admiral Shares                              1,117,289               273,252
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                           (733,757)            3,315,369
--------------------------------------------------------------------------------
  Total Increase (Decrease)                    (3,402,479)          (12,387,491)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           9,943,418            22,330,909
--------------------------------------------------------------------------------
  End of Period                             $   6,540,939       $     9,943,418
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. GROWTH FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,
                                                      ---------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2002          2001         2000       1999       1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 18.00       $ 49.26     $  38.92   $  30.36    $ 27.74
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .031         .039           .10        .21        .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     (5.075)      (23.799)       12.47      10.85       3.57
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                   (5.044)      (23.760)       12.57      11.06       3.78
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.036)        (.050)        (.21)      (.19)      (.27)
  Distributions from Realized Capital Gains                --        (7.450)       (2.02)     (2.31)      (.89)
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (.036)       (7.500)       (2.23)     (2.50)     (1.16)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $ 12.92       $ 18.00     $  49.26   $  38.92    $ 30.36
===============================================================================================================

TOTAL RETURN                                          -28.09%       -54.07%       33.29%     37.38%     14.01%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $ 5,472       $ 9,681     $ 22,331   $ 16,007    $ 9,587
  Ratio of Total Expenses to
    Average Net Assets                                  0.50%         0.44%        0.38%      0.39%      0.41%
  Ratio of Net Investment Income to
    Average Net Assets                                  0.20%         0.13%        0.24%      0.59%      0.69%
  Portfolio Turnover Rate                                 53%          135%          76%        49%        48%
===============================================================================================================

U.S. GROWTH FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED     AUG. 13* TO
                                                        AUG. 31,        AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $   46.59       $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .168           .022
  Net Realized and Unrealized Gain (Loss)
    on Investments                                       (13.167)        (3.432)
--------------------------------------------------------------------------------
    Total from Investment Operations                     (12.999)        (3.410)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.131)            --
  Distributions from Realized Capital Gains                   --             --
--------------------------------------------------------------------------------
    Total Distributions                                    (.131)            --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $   33.46       $  46.59
================================================================================

TOTAL RETURN                                              -27.99%         -6.82%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $   1,069       $    262
  Ratio of Total Expenses to
    Average Net Assets                                      0.36%        0.38%**
  Ratio of Net Investment Income to
    Average Net Assets                                      0.37%        0.35%**
  Portfolio Turnover Rate                                     53%           135%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund may use S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Alliance Capital Management L.P. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 2002, the investment advisory fee represented an effective annual rate of 0.13% of the fund's average net assets. In accordance with the advisory contract entered into with Alliance in June 2001, the investment advisory fee will be subject to quarterly adjustments based on the performance of the fund relative to the Russell 1000 Growth Index beginning August 31, 2002.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2002, the fund had contributed capital of $1,245,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.24% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended August 31, 2002, these arrangements reduced expenses by $1,936,000 (an annual rate of 0.02% of average net assets).

E. During the year ended August 31, 2002, the fund purchased $4,514,487,000 of investment securities and sold $5,209,520,000 of investment securities other than temporary cash investments.

     During 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $912,491,000 becoming realized and reducing the fund's capital loss carryforward, for tax purposes. The mark-to-market allows future gains realized on the sale of these securities to be eligible for a lower capital gains tax rate if the securities are held for over five years. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes; it created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. During the year ended August 31, 2002, the fund realized gains on the sale of these securities for financial statement purposes of $347,099,000, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $565,392,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' cost for financial statement and tax purposes is reflected in unrealized depreciation. (See Note F.)

     At  August  31,  2002,   the  fund  had   available   realized   losses  of
$5,714,003,000 to offset future net capital gains of $3,610,329,000 through August 31, 2010 and $2,103,674,000 through August 31, 2011.

F. At August 31, 2002, net unrealized depreciation of investment securities for federal income tax purposes was $2,314,327,000, consisting of unrealized gains of $133,720,000 on securities that had risen in value since their purchase and $2,448,047,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                        ----------------------------------------
                                                   2002            2001
                                        ----------------------------------------
                                     AMOUNT      SHARES     AMOUNT        SHARES
                                      (000)       (000)      (000)         (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                         $1,605,407      97,397 $3,899,697      142,000
  Issued in Lieu of Cash
    Distributions                    17,249         902  3,366,597      115,295
  Redeemed                       (3,473,702)   (212,581)(4,224,177)    (172,708)
                               -------------------------------------------------
Net Increase (Decrease)--
    Investor Shares              (1,851,046)   (114,282) 3,042,117       84,587
                               -------------------------------------------------
Admiral Shares
  Issued                          1,310,737      31,332    274,084        5,651
  Issued in Lieu of Cash
    Distributions                     2,167          44         --           --
  Redeemed                         (195,615)     (5,077)      (832)         (18)
                               -------------------------------------------------
Net Increase (Decrease)--
    Admiral Shares                1,117,289      26,299    273,252        5,633
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

OCTOBER 7, 2002







--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD U.S. GROWTH FUND

This information for the fiscal year ended August 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

[graphic]
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.    F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.      MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.          RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.           GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------




Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral, and the  ship  logo
are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                Q230 102002

VANGUARD(R) INTERNATIONAL GROWTH FUND

ANNUAL REPORT * AUGUST 31, 2002

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

[PICTURE]
/S/JOHN J. BRENNAN
-John J. Brennan
Chairman and Chief Executive Officer

SUMMARY

* Vanguard International Growth Fund returned -14.2% during the 12 months ended August 31.

* International stock markets took their cue from the U.S. stock market, which endured the toughest stretch so far in the downturn that began more than two years ago.

* Vanguard International Growth Fund's absolute performance was disappointing, but the fund turned in a creditable showing relative to its benchmarks in an environment that was particularly hostile to growth stocks.
--------------------------------------------------------------------------------
CONTENTS

   1 Letter from the Chairman
   5 Notice to Shareholders
   6 Report from the Adviser
   9 Fund Profile
  11 Glossary of Investment Terms
  12 Performance Summary
  14 Your Fund's After-Tax Returns
  15 Financial Statements
  27 Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended August 31, 2002, the Investor Shares of VANGUARD(R) INTERNATIONAL GROWTH FUND returned -14.2%. Your fund's decline was disappointing, but the result was generally in line with the returns of the fund's primary benchmarks--the average international mutual fund and the Morgan Stanley Capital International Europe, Australasia, Far East Index-- as shown in the table below.

     International markets buckled under some of the same pressures that drove U.S. stock prices lower in the past year. Your fund's adviser negotiated the turbulence with excellent stock selection, especially among Asian information technology companies, but suffered from some missteps in Europe.

--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                       AUGUST 31
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
  Investor Shares                                                         -14.2%
  Admiral Shares                                                          -14.1
Average International Fund*                                               -14.7
MSCI EAFE Index                                                           -15.0
MSCI All Country World Index Free ex USA                                  -13.1
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The per-share components of your fund's total returns, both for Investor Shares and Admiral Shares, appear on page 4. If you own the International Growth Fund in a taxable account, please see page 14 for a review of the fund's after-tax returns.

A SLUGGISH ECONOMY AND UNPRECEDENTED SHOCKS PLAGUED STOCKS

During the past 12 months, international stock markets took their cue from the U.S. stock market, which endured the toughest stretch so far in the downturn that began more than two years ago. The broad U.S. stock market, as represented by the Wilshire 5000 Total Market Index, returned -16.6%. (Since its peak in March 2000, the U.S. stock market has declined -41.3%.) International markets, as represented by the MSCI All Country World Index Free ex USA, returned -13.1%, a slightly better result, reflecting a combination of weak stock prices and strong currencies. The value of the U.S. dollar relative to other currencies declined, boosting U.S. investors' returns on international assets.

     Neither the economic climate nor the psychological climate gave stock prices any support. In the fourth quarter of 2001, after a brief recession,

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED AUGUST 31, 2002
                                                --------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCK
MSCI All Country World Index Free
  ex USA (International)                      -13.1%        -10.1%         -2.5%
Russell 1000 Index (Large-caps)               -17.5          -9.6           1.8
Russell 2000 Index (Small-caps)               -15.4          -1.7          -0.3
Wilshire 5000 Index (Entire market)           -16.6          -9.3           1.2
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     8.1%          9.3%          7.8%
  (Entire market)
Lehman 10 Year Municipal Bond Index             6.8           7.9           6.5
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      2.1           4.3           4.5
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            1.8%          2.6%          2.4%
--------------------------------------------------------------------------------

economic growth resumed in the United States, which has been the global economy's most powerful engine during the past decade. By mid-2002, however, the recovery seemed to be sluggish, raising concern about U.S. consumers' spending power, an important source of earnings growth for many large global companies.

     The psychological environment was especially tough. The September 2001 terrorist attacks marked an unprecedented blow to Americans' sense of security, while geopolitical tensions simmered to a boil in Asia and the Middle East. Within the financial markets, accounting fraud at several high-profile companies in the United States raised doubts about the integrity of corporate financial statements. Despite an absence of similar scandals in international markets, the U.S. blowups had a ripple effect overseas.

A CREDITABLE SHOWING IN A TOUGH MARKET

Vanguard International Growth Fund returned -14.2% during the past 12 months, keeping a few small steps ahead of its primary benchmarks. Although your fund's absolute performance was poor, it's worth noting that Schroder Investment Management North America, the fund's adviser, turned in a creditable relative showing in an environment that was particularly hostile to growth stocks.

     The adviser's best stock selections came from an unlikely place: the technology sector. Technology stocks have been some of the global stock markets' worst performers during the past two-and-a-half years, and the past 12 months were no different. Indeed, the tech stocks in the MSCI EAFE Index lost almost one-third of their value during the past year. Vanguard International Growth Fund, by contrast, earned a solid double-digit return on its tech stocks by emphasizing relatively cheap electronics exporters in South Korea and Taiwan.

     What the exporters gave, unfortunately, consumer discretionary stocks took away. The fund's consumer

--------------------------------------------------------------------------------
Our absolute return was poor, but our relative showing was respectable.
--------------------------------------------------------------------------------
discretionary holdings lost -33% of their value, pruning more than 5 percentage points from the fund's return. Much of the decline was related to the performance of the French conglomerate Vivendi Universal, which experienced crises in both leadership and liquidity in the past year. ING Groep also trimmed your fund's returns, as the Dutch financial services giant contended with difficult capital markets and tough times in its large life-insurance business.

THE LONG-TERM  VIEW:  GROWTH WITH ATTENTION TO PRICE

The past 12 months have been a trying time to have any exposure to the stock market, at home or abroad, and we thank you for your commitment to the fund. A review of your fund's long-term performance suggests that, in better climates, commitment and patience have been rewarded with results. Since the International Growth Fund's 1981 inception, it has returned an average of 11.8% per year, and over the past decade, the fund's emphasis on companies with attractive earnings pros-pects and reasonable valuations has proved a superior approach to the international stock markets, as shown in the table above.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                 AUGUST 31, 2002
                                                --------------------------------
                                                AVERAGE           FINAL VALUE OF
                                                 ANNUAL                A $10,000
                                                 RETURN       INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD INTERNATIONAL
  GROWTH FUND
  INVESTOR SHARES                                  6.0%                  $17,931
Average International Fund                         4.4                    15,343
MSCI EAFE Index                                    3.9                    14,687
MSCI All Country
  World Index Free ex USA                          4.1                    14,954
--------------------------------------------------------------------------------

     Your fund's ten-year annualized return of 6.0% surpassed the 4.4% return of the average international fund and the 3.9% return of the MSCI EAFE Index, and adds up to a meaningful difference in wealth creation. An initial investment of $10,000 in the International Growth Fund would have finished the decade with a value of $17,931. The same investment in the average international fund would have grown to just $15,343.

     Your fund's long-term superiority reflects not only the skillful application of a sound investment philosophy but also the fund's low operating expenses. The average international fund carries an expense ratio (annual operating costs as a percentage of average net assets) of 1.69%. Your fund operates much more efficiently, with an expense ratio of just 0.67% for its Investor Shares (0.54% for its Admiral Shares). Over time, this cost advantage can mean a considerable enhancement to your account balance.

INTERNATIONAL STOCKS MAKE SENSE

Vanguard International Growth Fund is a sensible means of adding international stocks to a diversified portfolio that includes stock, bond, and money market funds in proportions suited to your financial goals and personal circumstances. The fund offers exposure to most of the world's investable markets, is run by a battle-tested manager, and boasts a long-term record of success.

     International stocks can be an important portfolio diversifier. This assertion has been debated in the past few years, as U.S. and international markets have tended to move in sync. But markets move in cycles. U.S. and international markets will not always move in lockstep. Keep that in mind when establishing your long-term allocation to equities.

Sincerely,


/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
SEPTEMBER 16, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              AUGUST 31, 2001-AUGUST 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                               STARTING         ENDING         INCOME    CAPITAL
                            SHARE PRICE    SHARE PRICE      DIVIDENDS      GAINS
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
  Investor Shares                $15.41         $12.97         $0.240     $0.040
  Admiral Shares                  49.02          41.27          0.795      0.130
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

There will be a special meeting of shareholders on December 3, 2002, in Charlotte, North Carolina, to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.

     The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, VANGUARD.COM, or by calling Vanguard at 1-800-992-0833.

     Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by a toll-free telephone call, or online--the statement provides details.
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

In fiscal 2002, Vanguard International Growth Fund's Investor Shares fell -14.2%. This compared with a -14.7% fall for the average international fund and a -15.0% drop in the MSCI EAFE Index.

THE INVESTMENT ENVIRONMENT

We are well aware that this is the second year in a row of viscously falling markets. The last three months of the fiscal year were particularly grim.

     The first sign of a renewed collapse in investor confidence appeared in April with the weakness in the U.S. dollar, indicating an unwillingness by foreigners to continue to invest in the United States to the required extent of more than $1 billion each day to fund the deficit on the U.S. balance of foreign payments. Over the second half of the fiscal year, the dollar fell by about -12% against other major currencies. You will recall that for the past three years we have hedged our Japanese yen exposure back to dollars; we changed this hedge to avoid the dollar, and it is now to euros. Once again, we made a small profit over the year from this hedging activity.

     There were few places to hide in fiscal 2002: Japanese equities were down -15% in U.S. dollar terms, and European stocks, -16%. Only emerging markets in Asia and Europe offered good returns. We benefited from holdings in the former of these: The 5% we invested in Asian emerging markets a year ago grew by more than 50%.

     The near uniformly unpleasant conditions around the world were a consequence of two phenomena. First, the whole world has feasted for years off the strength of the U.S. consumer, and, notably this year, no other source of final demand has emerged to replace this single major driver of world growth.

     Domestic demand in the next two largest economies, Japan and Germany, has actually fallen during 2002. So the whole world is influenced by prospects in the United States.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

     Second, common themes that are particularly pertinent to the United States, namely threats of a Gulf War, corporate malfeasance, and accounting deceptions, have nevertheless unsettled investors elsewhere. The latter two of these threats are an ever-present danger, but nothing unexpected has come to light in the EAFE Index markets. Fear is another matter, and the shares of many companies that have grown by takeover have fallen from favor as investors have nonetheless assumed the worst (takeovers have always offered scope for discretion in the presentation of accounts).

OUR SUCCESSES

At the start of the fiscal year, the portfolio was heavily invested in cyclical stocks, but events conspired against their recovery. Fortunately we recognized this, and we moved assets throughout the year to more defensive stocks.

     A year ago, there were five major bets in the portfolio. Of these, one-- our preference for South Korean and Taiwanese technology companies relative to those in Europe and Japan--was very successful (again), and one--the already reported hedge out of Japanese yen to U.S. dollars initially and then to euros--was mildly successful. A third bet--to underweight Japanese equities significantly--was neutral, since investing elsewhere produced a similar loss of value.

     Overall, some 48 holdings made money over the year; notable among those not already mentioned were large positions in Irish and French banks.

OUR SHORTFALLS

Everything else lost money, particularly the two remaining major bets in the portfolio. The first of these derived from our belief that oil stocks were overvalued, so we held none until July of this year. Oil stocks did indeed fall -10% in U.S. dollar terms, but this was better than the -14% returns produced by much of the market. The second losing bet was a large position in ING, the Dutch-based financial services company. ING fell -28%, which was better than the returns of most insurance companies, but life insurance was a particularly weak sector in the EAFE Index.

     One other stock detracted more than one percentage point from our return. Vivendi Universal, the French-based media company, had a disastrous year as its policy of expansion ended in near bankruptcy. In a year when the key to growth investing was to avoid disasters, this was our only major misjudgment.

THE FUND'S POSITIONING

Markets in Europe and Asia are not expensive, but remain in thrall to the U.S. stock market, which most foreign investors still regard with caution. We have 6% of the portfolio in uninvested cash, and we intend to commit this to stocks if markets fall further from current levels.

     The  current  themes  in the  portfolio  reflect  the  consensus  view of a subnormal economic recovery in Europe and the United States, continued stagnation in Japan, and the probability of good growth in the rest of Asia. This is reflected in a modest exposure (for this stage of the economic cycle) in industrial cyclical stocks, wherein we include oil stocks. We have invested 20% of the portfolio in these sectors, whereas a passively managed fund would probably have closer to a 35% allocation. In particular, we continue to own almost no oil stocks, anticipating that oil prices must at some stage fall back below $20 per barrel, an outcome that ironically would likely be expedited by a war in Iraq.

     By contrast, we retain approximately 30% of the portfolio in defensive growth stocks, and it is in this area that some of our new buying is taking place. Several growth stocks have been damaged by accounting concerns and are now substantially oversold.

     We remain cautious about prospects for growth in Japan and continue to be frustrated by the slow pace of reform. There are well-managed companies in Japan that we like, and 16% of the portfolio is invested there, but we retain our hedge from yen to euros lest the yen should weaken again.

     Finally, we have 15% of the portfolio invested in the smaller Asian countries, and will increase this further as we consider it appropriate to take more risk. South Korea in particular is enjoying a strong recovery despite the nervous outlook globally, and this is a pattern whose signs we are looking for elsewhere.

RICHARD FOULKES, EXECUTIVE VICE PRESIDENT
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.            SEPTEMBER 16, 2002




--------------------------------------------------------------------------------
PORTFOLIO CHANGES                             FISCAL YEAR ENDED AUGUST 31, 2002

                                COMMENTS
--------------------------------------------------------------------------------
ADDITIONS

  Kookmin Bank                  The largest of four South Korean banks that have
                                been restructured; it looks cheap and should
                                grow fast.
  ------------------------------------------------------------------------------
  Takeda Chemical Industries    Japan's largest  pharmaceutical company,  with a
                                promising pipeline of new drugs.
  ------------------------------------------------------------------------------
  Compass Group*                U.K.-based   international   catering   company;
                                because of accounting concerns, it's cheap in a
                                growth market.
  ==============================================================================
REDUCTIONS

  Philips Electronics**         This is typical  of the cyclical  stocks we sold
                                in March due to fears  of  a subnormal  economic
                                recovery.
  ------------------------------------------------------------------------------
  Accor                         Europe's leading hotel group;  sold  for largely
                                the same reasons as Philips.
  ------------------------------------------------------------------------------
  Yamanouchi Pharmaceuticals    One  of  its  two  promising new drugs failed in
                                trials, leaving the company vulnerable.
--------------------------------------------------------------------------------
 *New holding in portfolio.
**Eliminated from portfolio.

                                                      SEE PAGE 15 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

FUND PROFILE AS OF AUGUST 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 11.

INTERNATIONAL GROWTH FUND
------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                          BEST         BROAD
                                FUND      FIT*       INDEX**
------------------------------------------------------------
Number of Stocks                 124     1,019         1,796
Turnover Rate                    40%        --            --
Expense Ratio                               --            --
  Investor Shares              0.67%
  Admiral Shares               0.54%
Cash Investments                5.9%        --            --
------------------------------------------------------------


-----------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ING Groep NV                                     5.8%
  (financial services)
Samsung Electronics Co., Ltd.                    4.6
  (electronics)
Nestle SA (Registered)                           2.9
  (food, beverage and tobacco)
Bank of Ireland                                  2.6
  (banking)
Suez SA                                          2.2
  (utilities)
HBOS PLC                                         2.2
  (banking)
Ricoh Co.                                        2.1
  (computer hardware)
East Japan Railway Co.                           2.0
  (transportation)
Standard Chartered PLC                           2.0
  (banking)
BNP Paribas SA                                   1.9
  (banking)
-----------------------------------------------------
Top Ten                                         28.3%
-----------------------------------------------------

-----------------------------------------------------------
VOLATILITY MEASURES
                                BEST                  BROAD
                      FUND      FIT*      FUND      INDEX**
-----------------------------------------------------------
R-Squared             0.89      1.00      0.90         1.00
Beta                  0.88      1.00      1.03         1.00
-----------------------------------------------------------

-----------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                          BEST        BROAD
                                FUND      FIT*     INDEX**
-----------------------------------------------------------
Consumer Discretionary         16.2%     13.7%        12.9%
Consumer Staples                5.4       8.3          8.1
Energy                          0.1       8.1          8.5
Financials                     29.4      25.0         24.5
Health Care                     8.4      10.3          9.1
Industrials                    14.1       9.5          9.1
Information Technology         10.3       7.1          8.1
Materials                       6.4       5.8          7.0
Telecommunication Services      5.8       7.5          8.0
Utilities                       3.9       4.7          4.7
-----------------------------------------------------------

-----------------------------------
ALLOCATION BY REGION

EMERGING MARKETS                11%
PACIFIC                         22%
EUROPE                          67%
-----------------------------------
 *MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

Country Diversification table is on the next page.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

-----------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)

                                          BEST        BROAD
                               FUND       FIT*      INDEX**
-----------------------------------------------------------
EUROPE

United Kingdom                22.4%      27.2%        23.6%
France                        14.2        9.1          7.9
Netherlands                   10.3        5.5          4.8
Switzerland                    5.1        7.9          6.8
Ireland                        4.6        0.8          0.7
Sweden                         2.5        1.8          1.6
Italy                          2.2        3.7          3.3
Germany                        1.8        6.6          5.8
Spain                          1.8        3.1          2.7
Denmark                        1.3        0.8          0.7
Belgium                        0.7        1.0          0.9
Finland                        0.7        1.7          1.5
Austria                        0.0        0.1          0.1
Greece                         0.0        0.4          0.3
Norway                         0.0        0.5          0.4
Portugal                       0.0        0.3          0.3
-----------------------------------------------------------
Subtotal                      67.6%      70.5%        61.4%
-----------------------------------------------------------
PACIFIC

Japan                         15.6%      22.3%        19.5%
Hong Kong                      4.0        1.6          1.4
Singapore                      2.0        0.9          0.8
Australia                      0.0        4.5          3.9
New Zealand                    0.0        0.2          0.1
-----------------------------------------------------------
Subtotal                      21.6%      29.5%        25.7%
-----------------------------------------------------------
EMERGING MARKETS

South Korea                    6.8%         --         2.0%
Taiwan                         2.0          --         1.1
Mexico                         1.6          --         0.7
Indonesia                      0.4          --         0.1
Brazil                         0.0          --         0.6
Chile                          0.0          --         0.1
China                          0.0          --         0.6
Hungary                        0.0          --         0.1
India                          0.0          --         0.4
Israel                         0.0          --         0.3
Malaysia                       0.0          --         0.5
Philippines                    0.0          --         0.1
Poland                         0.0          --         0.1
Russia                         0.0          --         0.4
South Africa                   0.0          --         1.0
Thailand                       0.0          --         0.1
Turkey                         0.0          --         0.1
-----------------------------------------------------------
Subtotal                       10.8%     --            8.3%
-----------------------------------------------------------
OTHER                            0.0     --            4.6%
-----------------------------------------------------------
Total                         100.0%     100.0%      100.0%
-----------------------------------------------------------
 *MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors). (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF AUGUST 31, 2002

All of the data on this page and the facing page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE AUGUST 31, 1992-AUGUST 31, 2002
--------------------------------------------------------------------------------
                                                                       MSCI
           INTERNATIONAL           AVERAGE                      ALL COUNTRY
             GROWTH FUND     INTERNATIONAL        MSCI EAFE     WORLD INDEX
         INVESTOR SHARES             FUND*            INDEX     FREE EX USA

199208             10000             10000            10000           10000
199211              9429              9559             9376            9417
199302              9658              9948             9708            9785
199305             11068             11300            11800           11782
199308             12106             12139            12671           12674
199311             12337             12258            11652           11883
199402             14093             13943            13512           13758
199405             13819             13452            13401           13578
199408             14581             14081            14046           14364
199411             13910             13426            13381           13691
199502             13121             12694            12910           12968
199505             14624             13454            14062           14172
199508             15128             13935            14115           14258
199511             15355             14115            14394           14445
199602             16365             14959            15086           15223
199605             17211             15423            15562           15737
199608             17053             15146            15226           15381
199611             18173             16166            16086           16207
199702             18448             16479            15574           16013
199705             20151             17279            16736           17110
199708             19753             17271            16604           16971
199711             18835             16955            16022           16161
199802             20759             18755            17985           17959
199805             21754             19727            18595           18373
199808             19163             17020            16581           15872
199811             21418             18694            18657           18087
199902             21573             19010            18875           18271
199905             22093             19453            19406           19167
199908             23321             20913            20838           20589
199911             25245             23684            22594           22360
200002             28910             26669            23679           23789
200005             27714             24034            22733           22710
200008             27677             24600            22828           23024
200011             24502             21543            20408           20111
200102             24033             21023            19539           19438
200105             22893             19727            18816           18760
200108             20900             17987            17269           17201
200111             20059             17219            16504           16530
200202             19811             17060            15830           16141
200205             20821             17825            17010           17315
200208             17931             15343            14687           14954
--------------------------------------------------------------------------------
                                        AVERAGE ANNUAL TOTAL RETURNS
                                       PERIODS ENDED AUGUST 31, 2002
                                   --------------------------------- FINAL VALUE
                                       ONE       FIVE      TEN      OF A $10,000
                                      YEAR      YEARS    YEARS        INVESTMENT
--------------------------------------------------------------------------------
International Growth Fund
  Investor Shares                  -14.20%     -1.92%    6.01%           $17,931
Average International Fund*        -14.70      -2.34     4.37             15,343
MSCI EAFE Index                    -14.95      -2.42     3.92             14,687
MSCI All Country World Index
  Free ex USA                      -13.06      -2.50     4.11             14,954
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                            ONE          SINCE     OF A $250,000
                                           YEAR    INCEPTION**        INVESTMENT
--------------------------------------------------------------------------------
International Growth Fund
  Admiral Shares                        -14.12%        -15.12%          $210,501
MSCI EAFE Index                         -14.95         -15.65            209,121
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 1992-AUGUST 31, 2002

                INTERNATIONAL
                  GROWTH FUND               MSCI EAFE
              INVESTOR SHARES                   INDEX

1993                     21.1                    26.7
1994                     20.4                    10.8
1995                      3.8                     0.5
1996                     12.7                     7.9
1997                     15.8                     9.1
1998                     -3.0                    -0.1
1999                     21.7                    25.7
2000                     18.7                     9.6
2001                    -24.5                   -24.4
2002                    -14.2                   -15.0
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**August 13, 2001.
Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                        ONE     FIVE ---------------------------
                     INCEPTION DATE    YEAR    YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
International Growth Fund
  Investor Shares         9/30/1981  -9.32%   -1.24%     5.48%    1.40%    6.88%
Admiral Shares            8/13/2001  -6.41*
--------------------------------------------------------------------------------
* Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2002

                                          ONE YEAR     FIVE YEARS      TEN YEARS
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
  Investor Shares
  Returns Before Taxes                     -14.20%         -1.92%          6.01%
  Returns After Taxes on Distributions     -14.71          -3.00           5.10
  Returns After Taxes on Distributions
    and Sale of Fund Shares                 -8.55          -1.56           4.89
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                       AS OF AUGUST 31, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
--------------------------------------------------------------------------------
BELGIUM (0.7%)
  UCB SA                                          760,000       $        21,696
  Groupe Bruxelles Lambert SA                     429,000                18,991
                                                                ----------------
                                                                $        40,687
                                                                ----------------
DENMARK (1.2%)
  Novo Nordisk A/S B Shares                     1,422,000                43,103
* ISS A/S                                         590,000                26,027
                                                                ----------------
                                                                $        69,130
                                                                ----------------
FINLAND (0.7%)
  Nokia Oyj                                     3,000,000                40,070
                                                                ----------------
FRANCE (13.4%)
  Suez SA                                       5,508,000               126,450
  BNP Paribas SA                                2,431,000               113,384
  L'Air Liquide SA (Registered)                   727,999               100,878
  Lafarge SA                                      992,932                91,872
  Thales SA                                     2,017,733                75,785
  Sanofi-Synthelabo SA                            863,000                51,752
  Vivendi Universal SA                          3,963,261                49,749
  Societe Generale Class A                        732,000                43,394
  Accor SA                                        814,000                28,338
  Publicis Groupe SA                            1,272,000                28,092
  Sodexho Alliance SA                             928,000                27,211
  Vivendi Environnement                         1,090,000                26,894
  Havas SA                                      3,162,000                13,799
* JCDecaux SA                                     288,000                 3,389
                                                                ----------------
                                                                $       780,987
                                                                ----------------
GERMANY (1.7%)
* Degussa AG                                    1,386,000                44,990
  Muenchener
  Rueckversicherungs-
    Gesellschaft AG (Registered)                  194,000                35,328
  Bayerische Motoren Werke AG                     516,000                19,502
                                                                ----------------
                                                                $        99,820
                                                                ----------------

HONG KONG (3.7%)
  Swire Pacific Ltd. A Shares                  10,678,000                48,325
  Sun Hung Kai Properties Ltd.                  5,302,000                34,327
  Cheung Kong Holdings Ltd.                     3,498,000                25,002
  Wharf Holdings Ltd.                          11,683,000                24,340
  Television Broadcasts Ltd.                    5,973,833                19,338
* China Mobile (Hong Kong) Ltd.                 6,667,500                18,421
  Esprit Holdings Ltd.                         11,000,000                17,910
  Johnson Electric Holdings Ltd.               16,285,000                17,120
  Li & Fung Ltd.                               13,700,000                14,930
                                                                ----------------
                                                                $       219,713
                                                                ----------------
INDONESIA (0.3%)
  PT Gudang Garam Tbk                          10,328,846                 9,856
  PT Hanjaya Mandala Sampoerna Tbk             21,500,000                 9,409
                                                                ----------------
                                                                $        19,265
                                                                ----------------
IRELAND (4.3%)
  Bank of Ireland                              13,178,000               154,045
  Allied Irish Banks PLC                        7,604,000                98,433
                                                                ----------------
                                                                $       252,478
                                                                ----------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL GROWTH FUND                          SHARES                 (000)
--------------------------------------------------------------------------------
ITALY (2.1%)
  Assicurazioni Generali SpA                    1,994,000       $        37,897
* Olivetti SpA                                 24,186,000                26,588
  Telecom Italia SpA                            2,997,000                23,836
  Italgas SpA                                   1,804,000                18,399
  Mediobanca Banca
    di Credito Finanziaria SpA                  1,901,000                14,895
                                                                ----------------
                                                                $       121,615
                                                                ----------------
JAPAN (14.7%)
  Ricoh Co.                                     6,716,000               120,085
  East Japan Railway Co.                           24,298               116,812
  Takeda Chemical Industries Ltd.               2,635,000               111,343
  Mabuchi Motor Co.                               945,100                84,255
  Fuji Photo Film Co., Ltd.                     2,588,000                79,016
  Mitsui & Co., Ltd.                           14,953,000                78,949
  Nippon Television Network Corp.                 149,640                31,136
  Nippon Unipac Holding                            5,445                 27,830
  Sankyo Co., Ltd.                               914,700                 27,002
  Sumitomo Electric Industries Ltd.             4,176,000                26,874
  Bridgestone Corp.                             2,072,000                26,650
  Murata Manufacturing Co., Ltd.                  454,000                25,732
  Rohm Co., Ltd.                                  181,400                24,755
  Hirose Electric Co., Ltd.                       187,900                14,263
  SMC Corp.                                      139,600                 13,964
  Yamanouchi Pharmaceuticals Co., Ltd.            548,200                12,877
  Omron Corp.                                     901,000                12,387
  NGK Spark Plug Co.                            1,600,000                11,282
  Daiichi Pharmaceutical Co., Ltd.                600,000                 9,691
                                                                ----------------
                                                                $       854,903
                                                                ----------------
MEXICO (1.5%)
  Telefonos de Mexico SA Class L ADR            1,400,000                41,482
* Grupo Financiero BBVA Bancomer, SA de CV
    Class B                                    44,075,125                35,000
  Cemex SA de CV ADR                              479,854                11,301
                                                                ----------------
                                                                $        87,783
                                                                ----------------
NETHERLANDS (9.7%)
  ING Groep NV                                 15,375,312               335,639
  TPG NV                                        3,909,000                77,091
* Wolters Kluwer NV                             2,440,000                43,645
  Koninklijke Numico NV                         2,013,000                39,620
* Buhrmann NV                                   4,645,158                33,254
* ASML Holding NV                               1,758,000                17,982
  Oce NV                                          867,166                 8,164
* Getronics NV                                  7,541,000                 7,321
                                                                ----------------
                                                                $       562,716
                                                                ----------------

SINGAPORE (1.9%)
  United Overseas Bank Ltd.                     5,567,000                41,994
  Singapore Technologies Engineering Ltd.      24,797,000                24,657
  City Developments Ltd.                        6,337,000                21,728
  Singapore Press Holdings Ltd.                 1,662,486                18,621
  Great Eastern Holdings Ltd.                     605,000                 3,215
                                                                ----------------
                                                                $       110,215
                                                                ----------------
SOUTH KOREA (6.4%)
  Samsung Electronics Co., Ltd.                   967,142               266,337
  Kookmin Bank                                  1,200,000                56,109
* Koram Bank                                    1,950,000                17,522
  Shinhan Financial Group Ltd.                  1,200,000                16,873
  Hana Bank                                     1,001,000                15,574
                                                                ----------------
                                                                $       372,415
                                                                ----------------

SPAIN (1.7%)
  Bankinter SA                                  2,014,000                56,290
  Altadis SA                                    1,813,000                40,875
                                                                ----------------
                                                                $        97,165
                                                                ----------------
SWEDEN (2.3%)
  Svenska Handelsbanken AB A Shares             4,321,000                60,068
  Assa Abloy AB                                 3,612,000                39,054
  Electrolux AB Series B                        2,099,000                36,111
                                                                ----------------
                                                                $       135,233
                                                                ----------------
SWITZERLAND (4.8%)
  Nestle SA (Registered)                          774,000               166,084
  Syngenta AG                                     812,000                44,994
  Adecco SA (Registered)                          671,000                29,333
  Cie. Financiere Richemont AG                  1,445,000                27,203
* ABB Ltd.                                      2,028,000                11,082
                                                                ----------------
                                                                $       278,696
                                                                ----------------
TAIWAN (1.9%)
* United Microelectronics
     Warrants Exp. 2/18/2003                   73,944,879                68,769
  Ambit Microsystems Corp.                      6,350,000                17,523
* Siliconware Precision Industries Co.         19,092,000                10,593
* Taiwan Semiconductor Manufacturing Co., Ltd.
     Warrants Exp. 2/5/2003                     5,844,500                 9,393
  Taiwan Semiconductor
     Manufacturing Co., Ltd.                    3,500,000                 5,100
                                                                ----------------
                                                                $       111,378
                                                                ----------------
UNITED KINGDOM (21.1%)
  HBOS PLC                                     11,232,000               125,794
  Standard Chartered PLC                        9,972,000               114,151
  Vodafone Group PLC                           65,352,000               104,632
  Royal Bank of Scotland Group PLC              3,822,223                91,232
  AstraZeneca Group PLC                         3,061,000                86,273
  Kingfisher PLC                               22,400,000                73,720

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                   SHARES                 (000)
--------------------------------------------------------------------------------
  BP PLC                                        7,542,000       $        58,392
  Compass Group PLC                            10,292,000                52,300
  Reckitt Benckiser PLC                         2,769,000                51,229
  Tesco PLC                                    14,817,000                48,477
  Bunzl PLC                                     5,939,000                42,812
  Dixons Group PLC                             14,264,000                36,187
  IMI PLC                                       8,935,000                35,798
  Smith & Nephew PLC                            5,942,000                34,239
* ARM Holdings PLC                             13,795,000                32,756
* International Power PLC                      15,890,000                32,200
  Abbey National PLC                            2,721,000                31,400
  Provident Financial PLC                       3,298,000                28,570
  Electrocomponents PLC                         4,707,000                22,463
  BAA PLC                                       2,508,000                21,532
  Reuters Group PLC                             4,454,705                19,536
  United Business Media PLC                     4,399,000                19,394
  GKN PLC                                       4,195,000                17,846
  EMI Group PLC                                 4,560,000                12,556
  MyTravel Group PLC                            5,813,100                12,432
  Bodycote International PLC                    4,579,000                10,164
  Logica PLC                                    2,395,000                 6,270
* Celltech Group PLC                              937,000                 5,515
  Pace Micro Technology PLC                     7,749,000                 2,757
                                                                ----------------
                                                                $     1,230,627
                                                                ----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $6,062,702)                           $     5,484,896
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.83%, 9/3/2002--Note G                      $  327,699               327,699
  1.85%, 9/3/2002                                 305,004               305,004
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $632,703)                        632,703
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.0%) (Cost $6,695,405)                          6,117,599
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.0%)
--------------------------------------------------------------------------------
Other Assets---Note C                                                    82,329
Security Lending Collateral
  Payable to Brokers---Note G                                          (327,699)
Other Liabilities                                                       (46,382)
                                                                ----------------
                                                                $      (291,752)
                                                                ----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                               $     5,825,847
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------
AT AUGUST 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                         $     6,978,612
Undistributed Net
  Investment Income--Note E                                              69,679
Accumulated Net
  Realized Losses---Note E                                             (653,938)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                (577,806)
  Foreign Currencies and
  Forward Currency Contracts                                              9,300
--------------------------------------------------------------------------------
NET ASSETS                                                      $     5,825,847
================================================================================

Investor Shares---Net Assets
Applicable to 380,226,135 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $     4,930,443
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                     $         12.97
================================================================================

Admiral Shares---Net Assets
Applicable to 21,697,039 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $       895,404
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--- ADMIRAL SHARES                     $         41.27
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       INTERNATIONAL GROWTH FUND
                                                      YEAR ENDED AUGUST 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                    $       118,848
  Interest                                                                5,201
  Security Lending                                                        2,972
--------------------------------------------------------------------------------
     Total Income                                               $       127,021
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
     Basic Fee                                                            8,751
     Performance Adjustment                                               1,642
  The Vanguard Group--Note C
     Management and Administrative
     Investor Shares                                                     25,828
     Admiral Shares                                                       2,563
  Marketing and Distribution
     Investor Shares                                                      1,223
     Admiral Shares                                                          75
  Custodian Fees                                                          2,563
  Auditing Fees                                                              16
  Shareholders' Reports and Proxies
     Investor Shares                                                        385
     Admiral Shares                                                           1
  Trustees' Fees and Expenses                                                 9
--------------------------------------------------------------------------------
     Total Expenses                                                      43,056
     Expenses Paid Indirectly--Note D                                    (2,072)
--------------------------------------------------------------------------------
     Net Expenses                                                        40,984
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    86,037
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (706,637)
  Foreign Currencies and Forward Currency Contracts                       4,926
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (701,711)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (399,285)
  Foreign Currencies and Forward Currency Contracts                      56,518
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (342,767)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      (958,441)
================================================================================
*Dividends are net of foreign withholding taxes of $8,626,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                                --------------------------------
                                                YEAR ENDED            YEAR ENDED
                                             AUG. 31, 2002         AUG. 31, 2001
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $    86,037          $    98,945
  Realized Net Gain (Loss)                        (701,711)             197,953
  Change in Unrealized Appreciation
     (Depreciation)                               (342,767)          (2,653,563)
--------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations                   (958,441)          (2,356,665)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares                               (96,756)             (96,113)
     Admiral Shares                                (12,361)                  --
  Realized Capital Gain*
     Investor Shares                               (16,126)            (620,370)
     Admiral Shares                                 (2,021)                  --
--------------------------------------------------------------------------------
     Total Distributions                          (127,264)            (716,483)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                 (567,520)            (634,477)
  Admiral Shares                                   536,528              506,476
--------------------------------------------------------------------------------
     Net Increase (Decrease) from Capital
     Share Transactions                            (30,992)            (128,001)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                     (1,116,697)          (3,201,149)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                            6,942,544           10,143,693
--------------------------------------------------------------------------------
  End of Period                                $ 5,825,847          $ 6,942,544
================================================================================
* Includes short-term gain distributions totaling $0 and $87,376,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


INTERNATIONAL GROWTH FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                               ---------------------------------------------------------
THROUGHOUT EACH PERIOD                                   2002          2001         2000       1999       1998
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 15.41       $ 22.23     $  19.75   $  16.57    $ 17.86
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .19           .23          .26        .27        .25
  Net Realized and Unrealized Gain (Loss)
     on Investments                                     (2.35)        (5.41)        3.38       3.29       (.81)
---------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                   (2.16)        (5.18)        3.64       3.56       (.56)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.24)         (.22)        (.26)      (.22)      (.21)
  Distributions from Realized Capital Gains              (.04)        (1.42)        (.90)      (.16)      (.52)
---------------------------------------------------------------------------------------------------------------
     Total Distributions                                 (.28)        (1.64)       (1.16)      (.38)      (.73)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $ 12.97       $ 15.41     $  22.23   $  19.75    $ 16.57
===============================================================================================================

TOTAL RETURN                                           -14.20%       -24.49%       18.68%     21.70%     -2.99%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $ 4,930       $ 6,447     $ 10,144   $  8,000    $ 6,820
  Ratio of Total Expenses to
     Average Net Assets                                  0.67%         0.61%        0.53%      0.58%      0.59%
  Ratio of Net Investment Income to
     Average Net Assets                                  1.28%         1.19%        1.26%      1.42%      1.39%
  Portfolio Turnover Rate                                  40%          48%           48%        37%        37%
===============================================================================================================

INTERNATIONAL GROWTH FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED      AUG 13* TO
                                                         AUG. 31,       AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    49.02      $  50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .677           .07
  Net Realized and Unrealized Gain (Loss)
     on Investments                                        (7.502)        (1.05)
--------------------------------------------------------------------------------
     Total from Investment Operations                      (6.825)         (.98)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.795)           --
  Distributions from Realized Capital Gains                 (.130)           --
--------------------------------------------------------------------------------
     Total Distributions                                    (.925)           --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $    41.27      $  49.02
================================================================================

TOTAL RETURN                                               -14.12%        -1.96%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $      895      $    495
  Ratio of Total Expenses to
     Average Net Assets                                      0.54%       0.54%**
  Ratio of Net Investment Income to
     Average Net Assets                                      1.53%       2.50%**
  Portfolio Turnover Rate                                      40%           48%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended August 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets, before an increase of $1,642,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2002, the fund had contributed capital of $1,135,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.13% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $2,068,000 and $4,000, respectively. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

E. During the year ended August 31, 2002, the fund purchased $2,567,904,000 of investment securities and sold $2,679,900,000 of investment securities other than temporary cash investments.

     During the year ended August 31, 2002, the fund realized net foreign currency losses of $194,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,320,000 from undistributed net investment income, and $847,000 from accumulated net realized gains, to paid-in capital.

     At August 31, 2002, the fund had available realized losses of $644,765,000 to offset future net capital gains of $233,176,000 through August 31, 2010, and $411,589,000 through August 31, 2011.

F. At August 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $577,806,000, consisting of unrealized gains of $643,954,000 on securities that had risen in value since their purchase and $1,221,760,000 in unrealized losses on securities that had fallen in value since their purchase.

     At August 31, 2002, the fund had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

-------------------------------------------------------------------------------
                                                            (000)
                             ---------------------------------------------------
                             CONTRACT AMOUNT
                             ------------------                       UNREALIZED
                              FOREIGN      U.S.     MARKET VALUE    APPRECIATION
CONTRACT SETTLEMENT DATE     CURRENCY   DOLLARS  IN U.S. DOLLARS  (DEPRECIATION)
--------------------------------------------------------------------------------
Receive:
  10/17/2002        EUR       908,646  $892,000         $889,420       $ (2,580)
Deliver:
  10/17/2002        JPY    99,000,000   849,122          836,841         12,281
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese Yen.


Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

     The fund had net unrealized foreign currency losses of $401,000 resulting from the translation of other assets and liabilities at August 31, 2002.

G. The market value of securities on loan to broker/dealers at August 31, 2002, was $306,472,000, for which the fund held cash collateral of $327,699,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                   YEAR ENDED AUGUST 31,
                                     -------------------------------------------
                                            2002                     2001
                                     -------------------------------------------
                                     AMOUNT     SHARES        AMOUNT     SHARES
                                      (000)      (000)         (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                         $2,682,592    187,641    $3,501,258    191,019
  Issued in Lieu of Cash
     Distributions                  106,337      7,354       676,869     36,866
  Redeemed                       (3,356,449)  (233,074)   (4,812,604)  (265,799)
                                ------------------------------------------------
     Net Increase (Decrease)--
      Investor Shares              (567,520)   (38,079)     (634,477)   (37,914)
                                ------------------------------------------------
Admiral Shares
  Issued                            807,636     17,599       509,925     10,170
  Issued in Lieu of Cash
     Distributions                    12,609       274            --         --
  Redeemed                         (283,717)    (6,277)       (3,449)       (69)
                                ------------------------------------------------
     Net Increase (Decrease)--
      Admiral Shares                536,528     11,596       506,476     10,101
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP PHILADELPHIA, PENNSYLVANIA


OCTOBER 7, 2002

--------------------------------------------------------------------------------
Special 2002 Tax Information
(unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $18,161,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on August 31, 2002, are as follows:

-----------------------------------------------------------
                                        GROSS
                                      FOREIGN       FOREIGN
COUNTRY                             DIVIDENDS           TAX
-----------------------------------------------------------
Belgium                                0.0022        0.0000
Brazil                                 0.0017        0.0001
Denmark                                0.0001        0.0000
Finland                                0.0014        0.0000
France                                 0.0548        0.0003
Germany                                0.0044        0.0000
Hong Kong                              0.0123        0.0000
Indonesia                              0.0006        0.0001
Ireland                                0.0187        0.0000
Italy                                  0.0044        0.0000
Japan                                  0.0193        0.0022
Mexico                                 0.0030        0.0000
Netherlands                            0.0474        0.0062
Singapore                              0.0105        0.0020
South Korea                            0.0070        0.0007
Spain                                  0.0051        0.0007
Sweden                                 0.0101        0.0015
Switzerland                            0.0105        0.0003
Taiwan                                 0.0006        0.0002
United Kingdom                         0.1015        0.0057
-----------------------------------------------------------

The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

INVESTING IS FAST AND EASY ON VANGUARD.COM

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control  of your own  investments.  Vanguard.com  was  built for  you--and  it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

Log on to Vanguard.com and:

*    See what you own (at Vanguard and  elsewhere) and how you're doing by using
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PLAN YOUR INVESTMENTS WITH CONFIDENCE

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Find out what Vanguard.com can do for you. Log on today!

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.    F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.      MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.          RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.           GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------




Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral, and the  ship  logo
are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                Q810 102002

VANGUARD(R) CALVERT SOCIAL INDEX FUND
ANNUAL REPORT-AUGUST 31, 2002

THE VANGUARD GROUP(R) LOGO

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan

Chairman and Chief Executive Officer

--------------------------------------------------------------------------------
Summary

* Vanguard Calvert Social Index Fund returned a disappointing -20.0% during the 12 months ended August 31, 2002.

* Despite this poor result, the fund outpaced its average peer and met its investment objective by closely tracking the performance (-19.7%) of the Calvert Social Index.

* As in fiscal 2001, technology and telecom-munications stocks played the biggest roles in the index's decline.


Contents

 1    Letter from the Chairman

 5    Notice to Shareholders

 6    Fund Profile

 7    Glossary of Investment Terms

 8    Performance Summary

 9    Your Fund's After-Tax Returns

10    Financial Statements

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard(R) Calvert Social Index Fund returned -20.0% during the 12 months ended August 31, 2002. It was the second consecutive fiscal year of steep declines for large-capitalization growth stocks and of poor results for our fund.

     The fund's disappointing performance reflected both the tough environment--the worst bear market for U.S. stocks in 30 years--and our stakes in the technology and telecommunications sectors, which continued to underperform most other sectors during the period. We thank our shareholders for sticking with us through this difficult time.

---------------------------------------------
2002 TOTAL RETURNS          FISCAL YEAR ENDED
                                    AUGUST 31
---------------------------------------------
Vanguard Calvert Social Index Fund      -20.0%
Average Large-Cap Growth Fund*          -22.6
Calvert Social Index                    -19.7
Wilshire 5000 Index                     -16.6
---------------------------------------------
*Derived from data provided by Lipper Inc.


     The adjacent table presents the total returns (capital change plus reinvested dividends) for our fund, the average large-cap growth mutual fund, and two unmanaged indexes. The fund's target index is the Calvert Social Index. It comprises the stocks of large-capitalization companies that meet certain standards of social responsibility established by the Calvert Group of Bethesda, Maryland. This screen eliminates a number of large stocks with value characteristics, including tobacco, alcohol, and weapons companies. The fund therefore has a tilt toward such "growth" stock industries as health care and technology.

     The fund's starting and ending net asset values, along with its income distribution to shareholders during the period, appear in the table on page 4. If you own Calvert Social Index Fund shares in a taxable account, you may wish to review our report on the fund's after-tax returns on page 9.

SLUGGISH  ECONOMY,  UNPRECEDENTED  SHOCKS PLAGUED STOCKS

The past 12 months were perhaps the toughest stretch so far in the stock market downturn that began in March 2000. It was an extraordinarily volatile period, with weeks of harrowing declines punctuated by percussive rallies. As the table above shows, the broad U.S. stock market, represented by the Wilshire 5000 Index, ultimately returned -16.6%. (Since its peak in March 2000, the stock market has declined -41.3%.) Although most sectors of the market, both at home and abroad, registered declines, small-cap stocks and value issues did better than large growth stocks.

     Neither the economic climate nor the psychological climate gave stock prices any support. After a brief recession, economic growth resumed in the fourth quarter of 2001, but by mid-2002, the recovery seemed to be sluggish, raising concern about corporate America's earnings prospects. The psycho-logical environment was especially tough. The September 2001 terrorist attacks marked an unprecedented blow to the nation's sense of security, while geopolitical tensions simmered to a boil in Asia and the Middle East. Within the financial markets, accounting fraud at several high-profile companies raised doubts among investors about the integrity of corporate financial statements. These sources of anxiety remain, but our people, economy, and markets are remarkably resilient, as we've seen in the year since the terrorist attacks.

--------------------------------------------------------------------------------
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED AUGUST 31, 2002

                                          --------------------------------------
                                           ONE         THREE         FIVE
                                          YEAR         YEARS        YEARS
STOCKS
Russell 1000 Index (Large-caps)          -17.5%         -9.6%         1.8%
Russell 2000 Index (Small-caps)          -15.4          -1.7         -0.3
Wilshire 5000 Index (Entire market)      -16.6          -9.3          1.2
MSCI All Country World Index Free
     ex USA (International)              -13.1         -10.1         -2.5

--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                8.1%          9.3%         7.8%
   (Broad taxable market)
Lehman 10 Year Municipal Bond Index        6.8           7.9          6.5
Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index               2.1           4.3          4.5
--------------------------------------------------------------------------------
CPI
Consumer Price Index                       1.8%          2.6%         2.4%
--------------------------------------------------------------------------------

*  BOND  INVESTORS   BENEFITED  FROM  A  FLIGHT  TO  SAFETY

In this unsettled environment, investors placed a premium on credit quality, which meant good returns from U.S. Treasury bonds. Investor demand drove bond prices--and total returns--higher. During the fund's 2002 fiscal year, the Lehman Brothers Aggregate Bond Index, a barometer of the investment-grade taxable bond market, returned 8.1%.

--------------------------------------------------------------------------------
The Good News, Such as It Was, was That Our Fund Held Up a Bit Better Than Its Average Competitor.
--------------------------------------------------------------------------------

THE FUND DECLINED AS TECH STOCKS CONTINUED TO STRUGGLE

Vanguard Calvert Social Index Fund met its investment objective during the 12 months ended August 31 by closely tracking the performance of the Calvert Social Index. As the table on page 1 shows, the fund returned -20.0% and the index, -19.7%. We understand that such "success" is not very heartening when both the fund and the index have lost so much of their value. The good news, such as it was, was that our fund fared a bit better than its average competitor: The average large-cap growth fund returned -22.6%.

     The first half of the period was not so bad. Despite the market's sharp decline in September 2001, the fund lost a relatively modest -2.5% during the six months ended February 28. But in the second half of the fiscal year, the fund returned -17.9% as stock prices fell in most sectors. Worst hit were our technology and telecom holdings, which returned -34% and -44%, respectively, for the 12 months. Because these two sectors accounted for nearly a third of the fund's assets, whereas they made up only about a fifth of the entire stock market, their dismal results constituted a big reason that the fund declined more than the market overall.

     Another reason was the absence of oil, chemical, mining, and paper companies from the portfolio. These groups did not perform especially well during the fiscal year, but they held up much better than most others.

NOW JUST OVER TWO YEARS OLD, THE FUND HAS DEMANDED  PATIENCE

The Calvert Social Index Fund began investment operations on May 31, 2000. Although the fund got off to a strong start--returning 11.1% during its first three months--its first two full fiscal years have demanded patience.

     The table below presents the average annual returns for the fund, its average peer, and its benchmark indexes since the fund's inception. The table also presents the results of hypothetical $10,000 investments made two and a quarter years ago. As you can see, our fund's average annual return (-19.9%) matched that of its target index. We fared worse than the broad stock market (-15.7%, measured by the Wilshire 5000 Index), but better than the average large-cap growth fund (-25.3%). In both cases, the difference in returns owed principally to tech stocks--we held a lot more of them than the market but not so much as competing growth funds.

     We cannot predict when the market or our fund will recover, yet we are confident that they will do so. Our confidence in the market stems from the long-term trend in U.S. economic growth--upward. Economic growth fuels corporate profits and, in the long run, stock prices. Our faith in the fund owes to the skill of our investment adviser, Vanguard's Quantitative Equity Group, a leader in index fund management since 1976.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   MAY 31, 2000,*TO
                                                                 AUGUST 31, 2002
--------------------------------------------------------------------------------
                                               AVERAGE            FINAL VALUE OF
                                                ANNUAL                 A $10,000
                                                RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD CALVERT
  SOCIAL INDEX FUND                             -19.9%                    $6,067
Average Large-Cap
   Growth Fund                                  -25.3                      5,189
Calvert Social Index                            -19.9                      6,064
Wilshire 5000 Index                             -15.7                      6,812
--------------------------------------------------------------------------------
*Fund inception.



CALVERT INDEX HAS NEW SCREENS FOR CORPORATE  RESPONSIBILITY  TOWARD SHAREHOLDERS

As the fund's 2002 fiscal year drew to a close, the Calvert Group announced that it had expanded the number of screens it uses in constructing the Calvert Social Index. In particular, the company said it would consider 51 different factors related to corporate governance. Those factors include the "independence and diversity of boards and key committees; compensation of executives and directors; the quality and independence of auditors; corporate charters and bylaws; and the degree to which shareholders are informed and consulted on material items such as anti-takeover provisions and stock option plans."

     We cannot know how this action will affect the results provided by the Calvert Social Index. Nonetheless, we applaud the Calvert Group's efforts to ensure that the index includes companies that act responsibly toward their shareholders. You can find more information on the construction of the index at the group's website, www.calvertgroup.com.

TO MEET LONG-TERM  GOALS,  KEEP YOUR FOCUS THERE

The fiscal year ended August 31 was a troubling period for all investors. The most severe bear market in equities since 1973-1974 continued to erode portfolio values. Of course, investors who held all of their assets in stocks were hit hardest. Those who maintained carefully constructed, well-diversified portfolios--the kind Vanguard has long advocated, with a suitable mix of stocks, bonds, and short-term investments--did not escape unscathed during the 12-month period, but the balance served them well.

     The challenge we all face as investors is in looking ahead, not backward. If your investment objective is to meet a long-term financial goal, set your sights on it. Do not alter your investment plan in response to past events that no one can change or because of "expert" prognostications about the short-term direction of the markets.


Sincerely,

/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

September 16, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              AUGUST 31, 2001-AUGUST 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------

                                  STARTING         ENDING      INCOME    CAPITAL
                               SHARE PRICE    SHARE PRICE   DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Vanguard Calvert Social Index Fund   $7.57          $6.02       $0.05      $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

There will be a special meeting of shareholders on December 3, 2002, in Charlotte, North Carolina, to vote on proposals affecting the Vanguard funds. All shareholders of record as of September 6, 2002, are eligible to vote in person or by proxy on proposals that affect their funds.

The proposals are described in a proxy statement that was sent to eligible shareholders in late September. The statement also may be obtained free of charge from our website, VANGUARD.COM, or by calling Vanguard at 1-800-992-0833.

Every shareholder's vote is important. If you held fund shares on September 6, please take a few minutes to review the proxy statement and cast your ballot. You can vote the proxy by mail, by a toll-free telephone call, or online--the statement provides details.

FUND PROFILE                                               AS OF AUGUST 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 7.

CALVERT SOCIAL INDEX FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                           TARGET         BROAD
                                                 FUND      INDEX*       INDEX**

Number of Stocks                                  610         610         5,772
Median Market Cap                              $35.6B      $35.6B        $27.4B
Price/Earnings Ratio                            25.5x       25.5x         24.4x
Price/Book Ratio                                 3.2x        3.2x          2.7x
Yield                                            1.1%        1.3%          1.6%
Return on Equity                                24.0%       24.0%         21.6%
Earnings Growth Rate                            12.4%       12.4%          9.7%
Foreign Holdings                                 0.1%        0.1%          0.3%
Turnover Rate                                     18%          --            --
Expense Ratio                                   0.25%          --            --
Cash Investments                                 0.0%          --            --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                            TARGET         BROAD
                                                  FUND      INDEX*       INDEX**

Auto & Transportation                             1.8%        1.8%          2.8%
Consumer Discretionary                            12.0        12.0          15.0
Consumer Staples                                   3.3         3.3           7.8
Financial Services                                32.7        32.7          23.0
Health Care                                       18.8        18.8          13.9
Integrated Oils                                    0.0         0.0           3.8
Other Energy                                       0.5         0.5           2.0
Materials & Processing                             1.2         1.2           3.8
Producer Durables                                  3.2         3.2           3.8
Technology                                        21.7        21.7          12.4
Utilities                                          4.8         4.8           6.5
Other                                              0.0         0.0           5.2
--------------------------------------------------------------------------------
------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Microsoft Corp.                                   4.8%
   (software)
Pfizer, Inc.                                       4.4
   (pharmaceuticals)
Johnson & Johnson                                  3.5
   (pharmaceuticals)
American International Group, Inc.                 3.0
   (insurance)
International Business Machines Corp.              2.7
   (computer hardware)
Merck & Co., Inc.                                  2.4
   (pharmaceuticals)
Intel Corp.                                        2.4
   (electronics)
Bank of America Corp.                              2.3
   (banking)
Cisco Systems, Inc.                                2.1
   (computer hardware)
Wells Fargo & Co.                                  1.9
   (banking)
------------------------------------------------------
Top Ten                                          29.5%
------------------------------------------------------

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

*Calvert Social Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY As of August 31, 2002

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Calvert Social Index Fund
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE MAY 31, 2000-AUGUST 31, 2002

                                 AVERAGE
          CALVERT SOCIAL       LARGE-CAP             CALVERT            WILSHIRE
             INDEX FUND*   GROWTH FUND**        SOCIAL INDEX          5000 INDEX

5/31/2000          10000           10000               10000               10000
   200008          11107           11547               11055               10971
   200011           9103            8746                9063                9214
   200102           8431            7589                8397                8814
   200105           8451            7665                8418                8986
   200108           7580            6635                7553                8164
   200111           7801            6671                7789                8202
   200202           7387            6201                7380                8076
   200205           7115            6028                7106                7924
   200208           6067            5189                6064                6812
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED AUGUST 31, 2002
                              -------------------------------        FINAL VALUE
                                     ONE               SINCE        OF A $10,000
                                    YEAR           INCEPTION          INVESTMENT
--------------------------------------------------------------------------------
Calvert Social Index Fund*       -19.96%             -19.91%              $6,067
Average Large-Cap Growth Fund**  -22.57              -25.29                5,189
Calvert Social Index             -19.72              -19.93                6,064
Wilshire 5000 Index              -16.55              -15.68                6,812
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) May 31, 2000-August 31, 2002


                          CALVERT SOCIAL      CALVERT SOCIAL
                              INDEX FUND               INDEX
2000                                11.1                10.5
2001                               -31.8               -31.7
2002                               -20.0               -19.7
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and exchange commission rules require that we provide this information.

                                                        SINCE INCEPTION
                                                ONE     ---------------
                          INCEPTION DATE       YEAR  CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Calvert Social Index Fund*     5/31/2000    -21.74%  -18.96%     0.38%   -18.58%
--------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
** Derived from data provided by lipper inc.
Note: see financial highlights table on page 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2002

                                                             ONE YEAR      SINCE
                                                                      INCEPTION*
                                                   -----------------------------
CALVERT SOCIAL INDEX FUND**
  Returns Before Taxes                                         -19.96%   -19.91%
  Returns After Taxes on Distributions                         -20.16    -20.06
  Returns After Taxes on Distributions and Sale of Fund Shares -12.23    -15.50
================================================================================
*May 31, 2000.
**Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

FINANCIAL STATEMENTS                                       AS OF AUGUST 31, 2002
STATEMENT OF NET ASSETs

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                              SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.3%)
--------------------------------------------------------------------------------
AUTO & Transportation (1.8%)
  United Parcel Service, Inc.                           7,800         $      498
  Harley-Davidson, Inc.                                 6,107                301
  FedEx Corp.                                           5,602                265
  Southwest Airlines Co.                               15,468                220
  Genuine Parts Co.                                     3,538                118
  Expeditors International of
    Washington, Inc.                                    2,000                 53
  Delta Air Lines, Inc.                                 2,400                 42
* Gentex Corp.                                          1,400                 42
  C.H. Robinson Worldwide, Inc.                         1,500                 41
  CNF Inc.                                                965                 30
  Visteon Corp.                                         2,400                 27
  Skywest, Inc.                                           900                 14
* Continental Airlines, Inc. Class B                    1,200                 12
* UAL Corp.                                               972                  3
                                                                           -----
                                                                           1,666
                                                                           -----
CONSUMER DISCRETIONARY (12.0%)
  Home Depot, Inc.                                     46,898              1,544
* AOL Time Warner Inc.                                 85,488              1,081
  Kimberly-Clark Corp.                                 10,400                622
  Target Corp.                                         18,180                622
  Gillette Co.                                         19,244                607
  Lowe's Cos., Inc.                                    14,130                585
* Kohl's Corp.                                          6,039                421
* Costco Wholesale Corp.                                9,098                304
  The McGraw-Hill Cos., Inc.                            3,964                251
  Avon Products, Inc.                                   4,726                230
  Omnicom Group Inc.                                    3,739                226
* eBay Inc.                                             3,348                190
  Newell Rubbermaid, Inc.                               5,380                186
* Bed Bath & Beyond, Inc.                               5,778                185
  Eastman Kodak Co.                                     5,900                180
* Electronic Arts Inc.                                  2,772                175
* Starbucks Corp.                                       7,594                153
  The Gap, Inc.                                        12,745                150
* Staples, Inc.                                         9,232                128
  New York Times Co. Class A                            2,529                119
* Best Buy Co., Inc.                                    5,312                113
* Yahoo! Inc.                                          10,109                104
* Apollo Group, Inc. Class A                            2,326                 97
  J.C. Penney Co., Inc.
    (Holding Company)                                   5,350                 93
  Family Dollar Stores, Inc.                            3,231                 92
  Darden Restaurants Inc.                               3,508                 90
* USA Interactive                                       3,786                 81
  Dollar General Corp.                                  5,345                 80
* Office Depot, Inc.                                    6,143                 79
  Whirlpool Corp.                                       1,400                 77
* Univision Communications Inc.                         3,274                 76
* Sabre Holdings Corp.                                  2,774                 75
* ChoicePoint Inc.                                      1,700                 73
  Black & Decker Corp.                                  1,617                 73
* EchoStar Communications
    Corp. Class A                                       4,013                 71

* Amazon.com, Inc.                                      4,759                 71
  Estee Lauder Cos. Class A                             2,320                 69

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
* Robert Half International, Inc.                       3,542         $       61
  Liz Claiborne, Inc.                                   2,160                 61
* Convergys Corp.                                       3,306                 59
  R.R. Donnelley & Sons Co.                             2,166                 57
  The Stanley Works                                     1,620                 57
* Brinker International, Inc.                           2,032                 56
* Dollar Tree Stores, Inc.                              2,274                 56
  Ross Stores, Inc.                                     1,519                 55
  Manpower Inc.                                         1,602                 53
* CDW Computer Centers, Inc.                            1,216                 52
  Fastenal Co.                                          1,402                 49
* Iron Mountain, Inc.                                   1,750                 49
  Maytag Corp.                                          1,414                 46
* Lamar Advertising Co. Class A                         1,418                 45
  Washington Post Co. Class B                              70                 45
  E.W. Scripps Co. Class A                                605                 43
* Valassis Communications, Inc.                         1,076                 41
  Viad Corp.                                            1,827                 40
  Belo Corp. Class A                                    1,759                 40
* Williams-Sonoma, Inc.                                 1,752                 40
* Career Education Corp.                                  900                 40
* Outback Steakhouse                                    1,300                 38
  Nordstrom, Inc.                                       1,881                 36
* BJ's Wholesale Club, Inc.                             1,399                 34
  Pennzoil-Quaker State Co.                             1,500                 33
* Tech Data Corp.                                         970                 32
* Krispy Kreme Doughnuts, Inc.                            900                 32
  Harman International Industries, Inc.                   600                 31
* Entercom Communications Corp.                           700                 31
* Catalina Marketing Corp.                                975                 31
  Snap-On Inc.                                          1,079                 30
* Borders Group, Inc.                                   1,504                 28
* VeriSign, Inc.                                        3,945                 28
* O'Reilly Automotive, Inc.                               900                 27
* KPMG Consulting Inc.                                  2,600                 26
* Scholastic Corp.                                        600                 25
* Furniture Brands International Inc.                   1,000                 25
* Saks Inc.                                             2,300                 24
  Pittston Brink's Group                                1,000                 24
  Ethan Allen Interiors, Inc.                             700                 24
  Media General, Inc. Class A                             436                 23
* Extended Stay America, Inc.                           1,600                 23
* Barnes & Noble, Inc.                                    993                 23
  Meredith Corp.                                          569                 23
  Callaway Golf Co.                                     1,502                 22
* Reebok International Ltd.                               900                 22
* The Corporate Executive Board Co.                       700                 21
  John Wiley & Sons Class A                               882                 20
* Devry, Inc.                                           1,100                 20
* Cox Radio, Inc.                                         800                 19
* CEC Entertainment Inc.                                  500                 18
* Charter Communications, Inc.                          5,600                 18
  Tupperware Corp.                                        900                 16
* TMP Worldwide, Inc.                                   1,500                 16
* Hispanic Broadcasting Corp.                             838                 16
* Earthlink, Inc.                                       2,257                 14
* DoubleClick Inc.                                      2,359                 13
* Getty Images, Inc.                                      700                 13
* Insight Communications Co., Inc.                      1,000                 10
* Ticketmaster Class B                                    500                  8
* PRIMEDIA Inc.                                         4,695                  6
* CNET Networks, Inc.                                   2,163                  3
                                                                        --------
                                                                          11,344
                                                                        --------
CONSUMER STAPLES (3.3%)
  Walgreen Co.                                         20,454                711
  Colgate-Palmolive Co.                                10,984                599
  Sysco Corp.                                          13,288                377
  General Mills, Inc.                                   7,405                312
  H.J. Heinz Co.                                        7,077                267
  CVS Corp.                                             7,827                230
  Kellogg Co.                                           4,746                153
  Wm. Wrigley Jr. Co.                                   2,908                148
  Hershey Foods Corp.                                   1,886                143
  McCormick & Co., Inc.                                 2,486                 58
  SuperValu Inc.                                        2,688                 56
* Whole Foods Market, Inc.                              1,100                 49
  Dial Corp.                                            1,842                 37
  Tootsie Roll Industries, Inc.                           467                 16
                                                                        --------
                                                                           3,156
                                                                        --------
FINANCIAL SERVICES (32.8%)
  BANKS--NEW YORK CITY (1.7%)
  J.P. Morgan Chase & Co.                              39,815              1,051
  The Bank of New York Co., Inc.                       14,591                513

  Banks--Outside New York City (13.9%)
  Bank of America Corp.                                30,797              2,158
  Wells Fargo & Co.                                    34,200              1,785
  Wachovia Corp.                                       27,375              1,009
  Bank One Corp.                                       23,443                960
  U.S. Bancorp                                         38,228                822
  Fifth Third Bancorp                                   9,864                661
  FleetBoston Financial Corp.                          20,908                505
  BB&T Corp.                                            9,568                364
  SunTrust Banks, Inc.                                  5,013                338
  National City Corp.                                  10,517                328
  State Street Corp.                                    6,530                283
  PNC Financial Services Group                          5,696                263
  Mellon Financial Corp.                                8,892                246
  KeyCorp                                               8,502                228
  Comerica, Inc.                                        3,610                211
  SouthTrust Corp.                                      6,852                180
  Northern Trust Corp.                                  4,200                180
  AmSouth Bancorp                                       7,326                165
  Regions Financial Corp.                               4,601                164

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                              SHARES              (000)
--------------------------------------------------------------------------------
  M & T Bank Corp.                                      1,771           $    152
  North Fork Bancorp, Inc.                              3,237                136
  Union Planters Corp.                                  4,135                128
  Synovus Financial Corp.                               5,177                125
  Marshall & Ilsley Corp.                               3,986                122
  National Commerce Financial Corp.                     4,178                116
  Zions Bancorp                                         1,915                105
  First Tennessee National Corp.                        2,600                100
  Huntington Bancshares Inc.                            4,863                 98
  Compass Bancshares Inc.                               2,653                 89
  Popular, Inc.                                         2,400                 84
  Banknorth Group, Inc.                                 2,993                 78
  TCF Financial Corp.                                   1,412                 69
  Hibernia Corp. Class A                                3,216                 67
  Commerce Bancorp, Inc.                                1,300                 62
  First Virginia Banks, Inc.                            1,451                 57
  Mercantile Bankshares Corp.                           1,393                 57
  Valley National Bancorp                               1,983                 56
  Associated Banc-Corp.                                 1,614                 56
  Commerce Bancshares, Inc.                             1,143                 49
  City National Corp.                                     867                 47
  Wilmington Trust Corp.                                1,388                 43
  Bank of Hawaii Corp.                                  1,407                 41
  FirstMerit Corp.                                      1,621                 40
  Fulton Financial Corp.                                2,075                 39
  Cullen/Frost Bankers, Inc.                            1,000                 37
  Investors Financial Services Corp.                    1,200                 36
  Colonial BancGroup, Inc.                              2,151                 29
  BancorpSouth, Inc.                                    1,400                 29
  Sky Financial Group, Inc.                             1,400                 29
  First Midwest Bancorp, Inc.                             950                 27
  Old National Bancorp                                  1,035                 27
  Westamerica Bancorporation                              600                 25
  Trustmark Corp.                                         996                 25
  Hudson United Bancorp                                   800                 23
* Silicon Valley Bancshares                               800                 18

  DIVERSIFIED FINANCIAL SERVICES (2.0%)
  American Express Co.                                 23,607                851
  Marsh & McLennan Cos., Inc.                          11,018                536
  The Goldman Sachs Group, Inc.                         4,900                379
  Citigroup, Inc.                                       1,782                 58
* BISYS Group, Inc.                                     2,248                 57

  FINANCE COMPANIES (0.2%)
  Capital One Financial Corp.                           4,465                159

  FINANCE--SMALL LOAN (0.3%)
  SLM Corp.                                             3,114                285
* AmeriCredit Corp.                                     1,600                 23

  FINANCIAL DATA PROCESSING SERVICES (2.0%)
  First Data Corp.                                     15,328          $     533
  Automatic Data Processing, Inc.                      12,448                470
* Concord EFS, Inc.                                    10,254                209
  Paychex, Inc.                                         6,699                157
* Fiserv, Inc.                                          3,847                142
* SunGard Data Systems, Inc.                            5,646                139
* Affiliated Computer
  Services, Inc. Class A                                2,524                112
  Deluxe Corp.                                          1,202                 55
* DST Systems, Inc.                                     1,370                 47
  Jack Henry & Associates                               1,400                 23
* CheckFree Corp.                                       1,171                 15
* Advent Software, Inc.                                   600                 10
  Total System Services, Inc.                             600                 10

  FINANCIAL INFORMATION SERVICES (0.2%)
  Moody's Corp.                                         2,716                131
* The Dunn & Bradstreet Corp.                           1,300                 46
  Dow Jones & Co., Inc.                                   821                 35
* HomeStore, Inc.                                       1,700                  1

  FINANCIAL MISCELLANEOUS (3.8%)
  Fannie Mae                                           19,881              1,507
  Freddie Mac                                          13,938                893
  MBNA Corp.                                           22,618                457
  H & R Block, Inc.                                     3,664                179
  MBIA, Inc.                                            2,951                136
  Ambac Financial Group, Inc.                           2,141                123
  MGIC Investment Corp.                                 2,042                123
  Radian Group, Inc.                                    1,900                 83
  Fidelity National Financial, Inc.                     1,851                 55
* Providian Financial Corp.                             5,182                 29
  Nationwide Financial Services, Inc.                     400                 12

  INSURANCE--LIFE (0.2%)
  Jefferson-Pilot Corp.                                 3,011                127
  The MONY Group Inc.                                     900                 24

  INSURANCE--MULTILINE (4.9%)
  American International Group, Inc.                   45,822              2,878
  AFLAC Inc.                                           10,416                319
  The Hartford Financial
    Services Group Inc.                                 4,998                250
CIGNA Corp.                                             2,819                240
Lincoln National Corp.                                  3,763                139
St. Paul Cos., Inc.                                     4,206                128
Cincinnati Financial Corp.                              2,718                108
UnumProvident Corp.                                     4,323                100
Aon Corp.                                               4,745                 94
Torchmark Corp.                                         2,477                 93
SAFECO Corp.                                            2,575                 85

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                      SHARES               (000)
--------------------------------------------------------------------------------
  Arthur J. Gallagher & Co.                             1,800         $       52
  Protective Life Corp.                                 1,187                 39
* Markel Corp.                                            170                 35
  American National Insurance Co.                         436                 33
  Unitrin, Inc.                                           896                 28
  Allmerica Financial Corp.                               973                 22

  INSURANCE--PROPERTY-CASUALTY (1.2%)
  The Chubb Corp.                                       3,437                213
  Progressive Corp. of Ohio                             3,944                212
  XL Capital Ltd. Class A                               2,800                206
  Ace, Ltd.                                             5,200                165
  The PMI Group Inc.                                    1,720                 58
  Everest Re Group, Ltd.                                1,063                 58
  RenaissanceRe Holdings Ltd.                           1,300                 45
  White Mountains
    Insurance Group Inc.                                  110                 34
  Transatlantic Holdings, Inc.                            470                 34
  PartnerRe Ltd.                                          700                 31
  Erie Indemnity Co. Class A                              691                 30
  HCC Insurance Holdings, Inc.                          1,100                 27
  Mercury General Corp.                                   500                 23

  INVESTMENT MANAGEMENT COMPANIES (0.4%)
  T. Rowe Price Group Inc.                              2,361                 67
  Stilwell Financial, Inc.                              4,198                 59
  Federated Investors, Inc.                             1,816                 53
  Allied Capital Corp.                                  2,100                 50
  SEI Corp.                                             1,644                 48
  Neuberger Berman Inc.                                 1,100                 35
  Eaton Vance Corp.                                     1,100                 32
  Waddell & Reed Financial, Inc.                        1,460                 28
* Affiliated Managers Group, Inc.                         400                 21
  W.P. Stewart & Co., Ltd.                                500                 11

  RENT & Lease Services--Commercial
* United Rentals, Inc.                                    897                 14

  SAVINGS & Loan (1.4%)
  Washington Mutual, Inc.                              19,504                737
  Golden West Financial Corp.                           2,717                185
  Green Point Financial Corp.                           1,745                 89
  Sovereign Bancorp, Inc.                               5,202                 80
  New York Community Bancorp, Inc.                      1,900                 59
  Astoria Financial Corp.                               1,746                 58
  Webster Financial Corp.                                 900                 34
  Washington Federal Inc.                               1,200                 31
  Commercial Federal Corp.                                800                 20

  SECURITIES BROKERS & Services (0.6%)
  Charles Schwab Corp.                                 20,922                192
  Franklin Resources Corp.                              2,935                103
  Legg Mason Inc.                                       1,282                 62
  A.G. Edwards & Sons, Inc.                             1,520                 57
* Investment Technology Group, Inc.                       950                 32
  First American Corp.                                  1,200                 26
* LaBranche & Co. Inc.                                  1,100                 24
* E*TRADE Group, Inc.                                   5,189                 23
* Knight Trading Group, Inc.                            1,850                  8
                                                                         -------
                                                                          30,983
                                                                         -------
HEALTH CARE (18.8%)
  Pfizer, Inc.                                        124,710              4,125
  Johnson & Johnson                                    60,152              3,267
  Merck & Co., Inc.                                    45,246              2,286
* Amgen, Inc.                                          23,675              1,066
  Medtronic, Inc.                                      24,307              1,001
  Schering-Plough Corp.                                29,279                676
  Cardinal Health, Inc.                                 9,068                588
* Forest Laboratories, Inc.                             3,628                265
* Guidant Corp.                                         6,114                225
* WellPoint Health
    Networks Inc. Class A                               2,972                221
  McKesson Corp.                                        5,479                184
  Stryker Corp.                                         3,061                173
* Boston Scientific Corp.                               5,758                168
  Allergan, Inc.                                        2,700                159
  Becton, Dickinson & Co.                               5,139                157
  AmerisourceBergen Corp.                               2,100                152
  Biomet, Inc.                                          5,417                146
* Genentech, Inc.                                       4,400                144
* St. Jude Medical, Inc.                                3,526                131
* MedImmune Inc.                                        4,992                128
* IDEC Pharmaceuticals Corp.                            3,100                125
* Gilead Sciences, Inc.                                 3,836                123
  IMS Health, Inc.                                      5,914                103
* Biogen, Inc.                                          3,002                101
* Laboratory Corp. of
    America Holdings                                    2,900                 91
* Health Management
    Associates Class A                                  4,724                 91
* Genzyme Corp.-General Division                        4,326                 89
* Chiron Corp.                                          2,244                 85
* Quest Diagnostics, Inc.                               1,500                 84
* Caremark Rx, Inc.                                     4,700                 76
* Oxford Health Plan                                    1,710                 69
* Lincare Holdings, Inc.                                2,046                 66
* Millennium Pharmaceuticals, Inc.                      5,288                 65
* Health Net Inc.                                       2,569                 60
* Express Scripts Inc.                                  1,204                 58
  DENTSPLY International Inc.                           1,456                 58
* Patterson Dental Co.                                  1,200                 57
* Varian Medical Systems, Inc.                          1,300                 55
* First Health Group Corp.                              1,900                 50
  Beckman Coulter, Inc.                                 1,200                 48

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                              SHARES              (000)
--------------------------------------------------------------------------------
* Cephalon, Inc.                                        1,100            $    48
* Universal Health Services Class B                       982                 45
* IVAX Corp.                                            3,266                 45
* Apogent Technologies Inc.                             2,140                 43
* Barr Laboratories, Inc.                                 600                 42
  Omnicare, Inc.                                        1,823                 41
* HealthSouth Corp.                                     7,420                 40
* Henry Schein, Inc.                                      800                 40
* DaVita, Inc.                                          1,641                 36
* WebMD Corp.                                           5,500                 32
* Invitrogen Corp.                                        900                 32
* Vertex Pharmaceuticals, Inc.                          1,486                 30
* Renal Care Group, Inc.                                  900                 30
* AdvancePCS                                            1,500                 29
* Edwards Lifesciences Corp.                            1,100                 27
* Medicis Pharmaceutical Corp.                            600                 27
* LifePoint Hospitals, Inc.                               800                 24
* Community Health Systems, Inc.                        1,000                 24
* Cytyc Corp.                                           2,400                 24
* ICOS Corp.                                              959                 23
* Apria Healthcare Group Inc.                           1,000                 23
* Sicor, Inc.                                           1,400                 23
* Techne Corp.                                            800                 23
  Invacare Corp.                                          600                 21
* Quintiles Transnational Corp.                         2,055                 21
* Pharmaceutical Product
    Development, Inc.                                     900                 20
* Cerner Corp.                                            500                 19
* Enzon, Inc.                                             800                 18
* Protein Design Labs, Inc.                             1,600                 17
* Affymetrix, Inc.                                        900                 16
* ResMed Inc.                                             500                 16
* Abgenix, Inc.                                         1,500                 12
* Orthodontic Centers of America, Inc.                    800                 12
* Applera Corp.-
    Celera Genomics Group                               1,200                 11
* OSI Pharmaceuticals, Inc.                               700                 11
* Alkermes, Inc.                                        1,200                 10
* Sepracor Inc.                                         1,589                  9
* VISX Inc.                                               887                  9
* Medarex, Inc.                                         1,300                  8
* Incyte Genomics, Inc.                                 1,200                  7
* Inhale Therapeutic Systems                            1,000                  7
                                                                          ------
                                                                          17,811
                                                                          ------
MATERIALS & Processing (1.2%)
  Weyerhaeuser Co.                                      4,400                240
  Masco Corp.                                           9,697                234
  Praxair, Inc.                                         3,214                180
  Avery Dennison Corp.                                  1,952                123
  Ecolab, Inc.                                          2,200                 99
  Sigma-Aldrich Corp.                                   1,236                 63
* Catellus Development Corp.                            1,544                 30
* Jacobs Engineering Group Inc.                           900                 30
* Sealed Air Corp.                                      1,612                 25
  Harsco Corp.                                            754                 23
  AptarGroup Inc.                                         700                 22
* Cabot Microelectronics Corp.                            500                 21
                                                                          ------
                                                                           1,090
                                                                          ------
OTHER ENERGY (0.5%)
  EOG Resources, Inc.                                   2,160                 75
* Smith International, Inc.                             1,932                 63
* Pioneer Natural Resources Co.                         2,100                 52
* Cooper Cameron Corp.                                  1,100                 49
  XTO Energy, Inc.                                      2,300                 47
  Equitable Resources, Inc.                             1,200                 42
* Patterson-UTI Energy, Inc.                            1,500                 37
* Calpine Corp.                                         6,900                 34
* Grant Prideco, Inc.                                   2,000                 20
* Chesapeake Energy Corp.                               3,000                 18
* Key Energy Services, Inc.                             1,900                 16
* Hanover Compressor Co.                                1,100                 12
* Veritas DGC Inc.                                        700                  9
                                                                          ------
                                                                             474
                                                                          ------
PRODUCER DURABLES (3.2%)
* Applied Materials, Inc.                              32,858                439
  Illinois Tool Works, Inc.                             6,204                425
  Deere & Co.                                           4,815                221
  Pitney Bowes, Inc.                                    4,957                180
  Danaher Corp.                                         2,292                138
* KLA-Tencor Corp.                                      3,847                126
* Lexmark International, Inc.                           2,672                126
  Dover Corp.                                           4,074                117
* Agilent Technologies, Inc.                            8,500                114
* Xerox Corp.                                          14,394                101
  Parker Hannifin Corp.                                 2,251                 91
* Novellus Systems, Inc.                                2,858                 70
  W.W. Grainger, Inc.                                   1,526                 69
* Waters Corp.                                          2,668                 67
  D. R. Horton, Inc.                                    2,650                 55
  Diebold, Inc.                                         1,395                 50
  Pulte Homes, Inc.                                     1,000                 48
* Teradyne, Inc.                                        3,630                 46
* American Power Conversion Corp.                       3,359                 42
  Pentair, Inc.                                           957                 42
  Pall Corp.                                            2,400                 41
  Molex, Inc. Class A                                   1,532                 39
* NVR, Inc.                                               130                 39
  Hubbell Inc. Class B                                    973                 31
  Molex, Inc.                                           1,032                 31
  HON Industries, Inc.                                  1,081                 30
* LAM Research Corp.                                    2,300                 27
  Clayton Homes Inc.                                    1,788                 24
  York International Corp.                                700                 22
  Herman Miller, Inc.                                   1,406                 22

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
ROPER INDUSTRIES INC.                                     600            $    21
* Flowserve Corp.                                       1,100                 20
  Cummins Inc.                                            656                 20
* Polycom, Inc.                                         1,900                 19
* Andrew Corp.                                          1,808                 18
* Cymer, Inc.                                             600                 15
* Axcelis Technologies, Inc.                            1,900                 13
* Credence Systems Corp.                                1,100                 13
* Varian Semiconductor
  Equipment Associates, Inc.                              600                 13
* Cognex Corp.                                            700                 11
* Crown Castle International Corp.                      3,900                  9
* American Tower Corp. Class A                          3,394                  8
* LTX Corp.                                               900                  7
* Power-One, Inc.                                       1,200                  5
* Capstone Turbine Corp.                                1,300                  1
                                                                          ------
                                                                           3,066
                                                                          ------
TECHNOLOGY (21.8%)
  COMMUNICATIONS TECHNOLOGY (3.3%)
* Cisco Systems, Inc.                                 146,008              2,018
* QUALCOMM Inc.                                        15,453                428
* Lucent Technologies, Inc.                            68,390                118
* Brocade Communications
    Systems, Inc.                                       4,500                 65
* JDS Uniphase Corp.                                   24,185                 65
* NCR Corp.                                             2,030                 57
  Scientific-Atlanta, Inc.                              3,013                 44
* Juniper Networks, Inc.                                6,000                 44
  Symbol Technologies, Inc.                             4,368                 40
* Tellabs, Inc.                                         7,041                 39
* CIENA Corp.                                           8,080                 33
* 3Com Corp.                                            6,461                 32
* Advanced Fibre
    Communications, Inc.                                1,500                 26
* Extreme Networks, Inc.                                2,100                 20
* ADC Telecommunications, Inc.                         15,016                 19
* UTStarcom, Inc.                                       1,400                 18
* Foundry Networks, Inc.                                1,800                 16
* Avaya Inc.                                            6,874                 14
* Black Box Corp.                                         400                 14
* CSG Systems International, Inc.                         870                 10
* Sycamore Networks, Inc.                               3,600                 10
* CommScope, Inc.                                       1,168                  8
* Tekelec                                                 800                  8
* TIBCO Software Inc.                                   1,300                  5
* Finisar Corp.                                         2,800                  4
* Corvis Corp.                                          5,400                  4
* Enterasys Networks, Inc.                              3,345                  3
* Redback Networks Inc.                                 2,900                  3
* Sonus Networks, Inc.                                  3,700                  3
* Inktomi Corp.                                         2,846                  1

COMPUTER SERVICES SOFTWARE & Systems (7.4%)
* Microsoft Corp.                                      93,305              4,579
* Oracle Corp.                                         83,694                803
* Intuit, Inc.                                          3,966                177
* Veritas Software Corp.                                8,223                133
  Computer Associates
International, Inc.                                     9,192                103
  Adobe Systems, Inc.                                   4,822                 97
* PeopleSoft, Inc.                                      5,361                 86
* Symantec Corp.                                        2,856                 82
* Siebel Systems, Inc.                                  8,498                 72
* BMC Software, Inc.                                    4,929                 69
* Cadence Design Systems, Inc.                          5,028                 68
* QLogic Corp.                                          1,799                 60
* Check Point Software
    Technologies Ltd.                                   3,600                 60
* Ceridian Corp.                                        2,995                 48
* BEA Systems, Inc.                                     7,200                 44
* Mercury Interactive Corp.                             1,700                 43
  Reynolds & Reynolds Class A                           1,303                 32
  Autodesk, Inc.                                        2,166                 29
* Acxiom Corp.                                          1,617                 29
* Amdocs Ltd.                                           3,476                 27
* Sybase, Inc.                                          1,856                 26
* Rational Software Corp.                               3,738                 25
* J.D. Edwards & Co.                                    1,846                 24
* Compuware Corp.                                       6,385                 23
* Citrix Systems, Inc.                                  3,441                 22
* National Instruments Corp.                              700                 20
* NetIQ Corp.                                           1,000                 19
* Novell, Inc.                                          6,843                 18
* Electronics for Imaging, Inc.                           975                 15
* Internet Security Systems, Inc.                         800                 12
* Parametric Technology Corp.                           4,970                 11
* American Management
    Systems, Inc.                                         755                 11
* Macrovision Corp.                                       800                 11
* Ascential Software Corp.                              5,000                 11
* Ariba, Inc.                                           4,700                 10
* Mentor Graphics Corp.                                 1,300                  9
* RealNetworks, Inc.                                    2,006                  9
* Macromedia, Inc.                                      1,206                  8
* Informatica Corp.                                     1,400                  6
* Wind River Systems Inc.                               1,200                  6
* i2 Technologies, Inc.                                 5,614                  5
* Interwoven, Inc.                                      1,900                  5
* Retek Inc.                                              900                  4
* Micromuse Inc.                                        1,400                  4
* Vignette Corp.                                        4,700                  4
* Manugistics Group, Inc.                               1,000                  4
* Openwave Systems Inc.                                 3,383                  3
* BroadVision, Inc.                                       457                  1

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CALVERT SOCIAL INDEX FUND                             SHARES               (000)
--------------------------------------------------------------------------------
  COMPUTER TECHNOLOGY (6.2%)
  International Business
  Machines Corp.                                       34,226              2,580
* Dell Computer Corp.                                  45,652              1,215
  Hewlett-Packard Co.                                  54,169                728
  Electronic Data Systems Corp.                         8,834                356
* EMC Corp.                                            44,370                300
* Sun Microsystems, Inc.                               64,870                239
* Apple Computer, Inc.                                  7,036                104
* Synopsys, Inc.                                        1,495                 65
* Network Appliance, Inc.                               6,610                 63
* Storage Technology Corp.                              2,035                 28
* Zebra Technologies Corp. Class A                        500                 27
* Ingram Micro, Inc. Class A                            1,894                 26
* Emulex Corp.                                          1,500                 25
* NVIDIA Corp.                                          2,200                 22
* SanDisk Corp.                                         1,300                 21
* Perot Systems Corp.                                   1,400                 17
* McDATA Corp. Class A                                  1,557                 15
* Gateway, Inc.                                         4,226                 15
* Maxtor Corp.                                          3,800                 14
* Quantum Corp.-DLT &
   Storage Systems                                      3,016                  9
* Palm, Inc.                                           10,973                  8
* RSA Security Inc.                                     1,150                  3

  ELECTRONICS (0.1%)
* Sanmina-SCI Corp.                                     9,988                 35
* Semtech Corp.                                         1,300                 17
  AVX Corp.                                               934                 11

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (4.6%)
  Intel Corp.                                         133,492              2,225
  Texas Instruments, Inc.                              34,700                684
* Micron Technology, Inc.                              10,885                188
* Analog Devices, Inc.                                  7,300                176
  Linear Technology Corp.                               6,419                168
* Xilinx, Inc.                                          6,732                130
* Microchip Technology, Inc.                            4,000                 84
* Altera Corp.                                          7,736                 83
* Broadcom Corp.                                        3,980                 66
* Jabil Circuit, Inc.                                   3,134                 59
* Advanced Micro Devices, Inc.                          6,498                 58
* LSI Logic Corp.                                       6,995                 51
* Intersil Corp.                                        2,300                 39
  Avnet, Inc.                                           2,218                 34
* Arrow Electronics, Inc.                               1,829                 30
* Fairchild Semiconductor Corp.                         2,100                 25
* Integrated Device Technology Inc.                     1,900                 25
* PMC Sierra Inc.                                       3,183                 22
* Agere Systems Inc.                                   13,764                 22
* Applied Micro Circuits Corp.                          5,646                 22
* Marvell Technology Group Ltd.                         1,100                 21
* Atmel Corp.                                           8,192                 19
* RF Micro Devices, Inc.                                2,614                 17
* Micrel, Inc.                                          1,200                 13
* Lattice Semiconductor Corp.                           2,000                 13
* TriQuint Semiconductor, Inc.                          2,245                 12
* Skyworks Solutions, Inc.                              2,449                 10
* Rambus Inc.                                           1,728                  9
* Conexant Systems, Inc.                                4,900                  7
* Cirrus Logic                                          1,400                  6
* Vitesse Semiconductor Corp.                           3,712                  5
* Amkor Technology, Inc.                                1,500                  3
* Transmeta Corp.                                       1,900                  2

  ELECTRONICS--TECHNOLOGY (0.1%)
* Solectron Corp.                                      15,598                 58
* The Titan Corp.                                       1,500                 17
* Coherent, Inc.                                          500                 10

  Scientific Equipment & Supplies (0.1%)
  Applera Corp.--
    Applied Biosystems Group                            4,279                 85
                                                                         -------
                                                                          20,577
                                                                         -------
UTILITIES (4.8%)
  SBC Communications Inc.                              66,691              1,650
  BellSouth Corp.                                      37,433                873
* Comcast Corp.-Special Class A                        18,312                436
  ALLTEL Corp.                                          5,922                249
* AT&T Wireless Services Inc.                          46,060                228
* NEXTEL Communications, Inc.                          14,028                107
* Cox Communications, Inc. Class A                      3,868                100
  KeySpan Corp.                                         2,780                 97
  Kinder Morgan, Inc.                                   1,951                 80
  CenturyTel, Inc.                                      2,688                 73
  American Water Works Co., Inc.                        1,600                 71
  Telephone & Data Systems, Inc.                        1,074                 64
* Citizens Communications Co.                           5,352                 39
  Questar Corp.                                         1,511                 38
  Puget Energy, Inc.                                    1,614                 35
* Cablevision Systems-
  NY Group Class A                                      3,324                 32
  Hawaiian Electric Industries Inc.                       700                 32
  MDU Resources Group, Inc.                             1,300                 31
  Vectren Corp.                                         1,300                 31
  OGE Energy Corp.                                      1,500                 29
* Mirant Corp.                                          7,600                 29
* AES Corp.                                             8,756                 26
  NICOR Inc.                                              863                 25
  Peoples Energy Corp.                                    700                 23
  Piedmont Natural Gas, Inc.                              600                 22
  AGL Resources Inc.                                      900                 21
  IDACORP, Inc.                                           651                 17

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                       SHARES              (000)
--------------------------------------------------------------------------------
Sierra Pacific Resources                                1,900                 14
* BroadWing Inc.                                        3,991                 13
* Nextel Partners, Inc.                                 1,800                 10
* Western Wireless Corp. Class A                        1,294                  4
* Triton PCS, Inc.                                      1,100                  3
* Allegiance Telecom, Inc.                              1,944                  1
* Time Warner Telecom Inc.                                900                  1
                                                                         -------
                                                                           4,504
                                                                         -------
OTHER (0.1%)
  Teleflex Inc.                                           700                 34
  Carlisle Co., Inc.                                      600                 27
                                                                         -------
                                                                              61
                                                                         -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $134,369)                                                       94,732
--------------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.83%, 9/3/2002--Note E
  (Cost $47)                                              $47                47
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost $134,416)                                                        94,779
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Receivables for Capital Shares Sold                                       4,531
Other Assets--Note B                                                        326
Payables for Investment
  Securities Purchased                                                   (4,675)
Other Liabilities--Note E                                                  (466)
                                                                           (284)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                        $94,495
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
AT AUGUST 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                         $139,583
Undistributed Net Investment Income                                         471
Accumulated Net Realized Losses--Note C                                  (5,922)
Unrealized Depreciation--Note D                                         (39,637)
--------------------------------------------------------------------------------
NET ASSETS                                                             $ 94,495
================================================================================
Investor Shares--Net Assets
Applicable to 15,700,747 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $94,495
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $6.02
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.
--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND
                                                      YEAR ENDED AUGUST 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
    Dividends                                                           $   993
    Interest                                                                  6
--------------------------------------------------------------------------------
     Total Income                                                           999
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Management and Administrative                                           143
    Marketing and Distribution                                               18
Custodian Fees                                                               43
Auditing Fees                                                                12
Shareholders' Reports and Proxies                                            18
--------------------------------------------------------------------------------
    Total Expenses                                                          234
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       765
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (5,575)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT          (17,116)
SECURITIES
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(21,926)
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND
                                                   YEAR ENDED         YEAR ENDED
                                                AUG. 31, 2002      AUG. 31, 2001
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                $ 765             $ 467
  Realized Net Gain (Loss)                            (5,575)             (327)
  Change in Unrealized Appreciation (Depreciation)   (17,116)          (24,565)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                        (21,926)          (24,425)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (621)             (199)
  Realized Capital Gain --                                                 (66)*
--------------------------------------------------------------------------------
    Total Distributions                                 (621)             (265)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                               6,138            79,311
  Issued in Lieu of Cash Distributions                   551               221
  Redeemed                                           (19,635)          (14,803)
--------------------------------------------------------------------------------
    Net Increase (Decrease)
    from Capital Share Transactions                   37,054            64,729
--------------------------------------------------------------------------------
  Total Increase (Decrease)                           14,507            40,039
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                 79,988            39,949
  End of Period                                      $94,495           $79,988
================================================================================
Shares Issued (Redeemed)
  Issued                                               7,847             8,672
  Issued in Lieu of Cash Distributions                    71                24
  Redeemed                                            (2,790)           (1,709)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding      5,128             6,987
================================================================================
  *Represents short-term gain distributions that are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.
--------------------------------------------------------------------------------

CALVERT SOCIAL INDEX FUND
--------------------------------------------------------------------------------
                                                                       MAY 8* TO
                                               YEAR ENDED AUGUST 31,    AUG. 31,
                                               --------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2002       2001         2000
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $7.57     $11.14       $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                              .05        .04          .02
  Net Realized and Unrealized
  Gain (Loss) on Investments                       (1.55)     (3.57)        1.12
--------------------------------------------------------------------------------
    Total from Investment Operations               (1.50)     (3.53)        1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income              (.05)      (.03)          --
  Distributions from Realized Capital Gains           --       (.01)          --
--------------------------------------------------------------------------------
    Total Distributions                             (.05)      (.04)          --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $6.02      $7.57       $11.14
================================================================================
TOTAL RETURN**                                   -19.96%    -31.75%       11.07%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL  DATA
  Net Assets, End of Period (Millions)               $94        $80         $40
  Ratio of Total  Expenses  to
     Average  Net  Assets                           0.25%     0.25%      0.25%+
  Ratio of Net
  Investment  Income to Average
     Net Assets                                     0.82%     0.70%      0.98%+
  Portfolio  Turnover Rate                            18%       10%           3%
--------------------------------------------------------------------------------
*Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Perform-ance measurement begins May 31, 2000.
**Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million. The fund has not issued any Institutional Shares through August 31, 2002.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2002, the fund had contributed capital of $17,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. During the year ended August 31, 2002, the fund purchased $54,316,000 of investment securities and sold $17,000,000 of investment securities other than temporary cash investments.

     At August 31, 2002, the fund had available realized losses of $5,901,000 to offset future net capital gains of $56,000 through August 31, 2009, $3,511,000 through August 31, 2010, and $2,334,000 through August 31, 2011.

D. At August 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $39,637,000, consisting of unrealized gains of $5,128,000 on securities that had risen in value since their purchase and $44,765,000 in unrealized losses on securities that had fallen in value since their purchase.

E. The market value of securities on loan to broker/dealers at August 31, 2002, was $43,000, for which the fund held cash collateral of $47,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

Report of Independent Accountants

To the Shareholders and Trustees of Vanguard Calvert Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Calvert Social Index Fund (the "Fund") at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period May 8, 2000 (commencement of operations) through August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 7, 2002

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
     (UNAUDITED) FOR VANGUARD CALVERT SOCIAL INDEX FUND

This information for the fiscal year ended August 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

[graphic]
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------
Vanguard,  The  Vanguard  Group,   Vanguard.com, and the  ship  logo are
trademarks of The Vanguard Group, Inc.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                All rights reserved.
                                                Vanguard Marketing
                                                Corporation, Distributor.

                                                Q2130 102002